                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[ ]      Preliminary Proxy Statement

[X]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                     Municipal Fund for Temporary Investment
                (Name of Registrant as Specified In Its Charter)


                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

(1)      Title of each class of securities to which transaction applies:


(2)      Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):



(4)      Proposed maximum aggregate value of transaction:


(5)      Total fee paid:


[ ]      Fee paid previously with preliminary materials:


[ ]      Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:



         (2)      Form, Schedule or Registration Statement No.:



         (3)      Filing Party:



         (4)      Date Filed:

-------------------------------------------------------------------------------
          -
      PROVIDENT
-------------------------------------------------------------------------------
    INSTITUTIONAL

        FUNDS
          -

              ------------------------------------------------------------------
                     400 Bellevue Parkway, Wilmington, DE 19809 - Phone:
                               302-792-2555 - Fax: 302-792-5876

                                                               December 11, 1998

Dear Shareholder:

     The Board of Trustees of Municipal Fund for Temporary Investment is pleased to announce a special meeting of shareholders on Thursday, January 28, 1999, at 10:30 a.m. (Eastern time) in the Fourth Floor Conference Room, Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware, to address a number of issues that are pertinent to you.

     As part of our continuing effort to provide the highest level of quality and commitment, we are recommending a series of changes to the overall fund structure as well as the modernization of certain investment limitations. The Board of Trustees has unanimously approved the proposed changes, outlined in detail in the enclosed proxy materials, which include the approval of:

     - The election of trustees;

     - Ratification of the selection of KPMG Peat Marwick LLP as the independent accountants;

     - Approval of the plan to reorganize the Funds into Provident Institutional Funds, a Delaware business trust;

     - Changes in the fundamental investment limitations in order to modernize and make uniform among the Funds the fundamental investment limitations;

     - Changes in the classification of certain fundamental investment limitations to make such limitations non-fundamental; and

     - The adoption of a new fundamental investment limitation which would permit, at the trustee's discretion, the Funds to adopt a master-feeder structure.

     The Funds have always been managed with a conservative approach, thereby providing shareholders with high-quality money market funds that produce safety of principal, while preserving the critical elements of liquidity and return. Consistent with our investment philosophy and approach, which has been our strength for 25 years, we believe the proposals set forth in this proxy will improve the competitiveness of the Funds and lead to improved efficiencies across several fronts.

     The Board of Trustees recognizes the shareholder benefits described herein and unanimously recommends your approval of the proposed changes and enhancements. We value your relationship and look forward to your vote in favor of the attached proposals.
                                       Sincerely,

                                   /s/ Thomas H. Nevin
                                       THOMAS H. NEVIN
                                       President
                                       (800) 768-2836

PLEASE REVIEW THE ENCLOSED MATERIAL AND COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD. IT IS IMPORTANT YOU RETURN THE PROXY CARD TO ENSURE YOUR SHARES WILL BE REPRESENTED AT THE SHAREHOLDER MEETING TO BE HELD ON JANUARY 28, 1999.

                                                                         CUSIP #
                                                                          626213

                    MUNICIPAL FUND FOR TEMPORARY INVESTMENT
                         BELLEVUE PARK CORPORATE CENTER
                              400 BELLEVUE PARKWAY
                              WILMINGTON, DE 19809

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JANUARY 28, 1999

                                                               December 11, 1998

TO THE SHAREHOLDERS OF
MUNICIPAL FUND FOR TEMPORARY INVESTMENT:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of each of the funds listed below (each, a "Fund" and collectively, the "Funds") of Municipal Fund for Temporary Investment (the "Company") will be held on January 28, 1999, at 10:30 a.m. (Eastern time), in the Fourth Floor Conference Room, Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809.

     The Funds of the Company are: MuniFund and MuniCash.

     The Meeting will be held with respect to the Funds for the following purposes, and to transact such other business as may properly come before the Meeting or any adjournment thereof:

        PROPOSAL 1.  To elect seven (7) trustees.

        PROPOSAL 2.  To ratify the selection of KPMG Peat Marwick LLP as the
                     Company's independent accountants for its fiscal year ending November 30, 1999.

        PROPOSAL 3.  To approve an Agreement and Plan of Reorganization pursuant to which each Fund will be reorganized as a separate series of Provident Institutional Funds, a Delaware business trust.

        PROPOSAL 4.  To approve changes to the following fundamental investment limitations of the Funds:

           (a) limitation on borrowing and senior securities;

           (b) limitation on underwriting activities;

           (c) limitation on real estate related transactions;

           (d) limitation on investments in commodities; and

           (e) limitation on loans.

        PROPOSAL 5.  To approve a change in the following fundamental investment limitations to make such limitations non-fundamental.

           (a) limitation on eligible investments;

           (b) limitation on acquiring the securities of other investment companies;

           (c) limitation on purchasing securities on margin, making short sales or maintaining a short position;

           (d) limitation on purchasing industrial revenue bonds; and

           (e) limitation on purchasing securities with legal or contractual restrictions on resale.

        PROPOSAL 6.  To approve a new fundamental investment limitation to permit each Fund to invest substantially all of its assets in another open-end investment company.

     The Proposals stated above are discussed in detail in the attached Proxy Statement. Shareholders of record as of the close of business on November 13, 1998 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

                      YOUR TRUSTEES UNANIMOUSLY RECOMMEND
                    THAT YOU VOTE IN FAVOR OF THE PROPOSALS.

     SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD OR CARDS WHICH ARE BEING SOLICITED BY THE COMPANY'S BOARD OF TRUSTEES. THIS IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE MEETING. A PROXY MAY BE REVOKED BY ANY SHAREHOLDER AT ANY TIME BEFORE IT IS EXERCISED BY EXECUTING AND SUBMITTING A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE COMPANY'S SECRETARY, OR BY WITHDRAWING THE PROXY AND VOTING IN PERSON AT THE MEETING.

                                          /s/ W. Bruce McConnel III

                                          W. BRUCE MCCONNEL, III
                                          Secretary
December 11, 1998

                    MUNICIPAL FUND FOR TEMPORARY INVESTMENT
                         BELLEVUE PARK CORPORATE CENTER
                              400 BELLEVUE PARKWAY
                              WILMINGTON, DE 19809

                                PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Municipal Fund for Temporary Investment (the "Company") for use at a Special Meeting of Shareholders of the Company and any adjournment(s) thereof (the "Meeting") to be held on January 28, 1999 at 10:30 a.m. (Eastern time), in the Fourth Floor Conference Room, Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809. This Proxy Statement and accompanying proxy card or cards will first be mailed on or about December 11, 1998.

     The Company currently offers two (2) investment portfolios which are each referred to herein as a "Fund" and collectively, as the "Funds." The Funds of the Company are: MuniFund and MuniCash.

     Only shareholders of record of the Funds at the close of business on November 13, 1998 will be entitled to notice of, and to vote at the Meeting. On November 13, 1998 there were 547,029,865.13 shares of MuniFund and, 568,809,126.95 shares of MuniCash, entitled to notice of, and to vote at, the Meeting. Each shareholder of record on that date is entitled to one vote for each full share held and a proportionate fractional vote for any fractional shares held as to each proposal on which such shareholder is entitled to vote. The Funds' shares are referred to herein as "Shares."

     The following table summarizes the Proposals to be voted on at the Meeting and indicates those shareholders who are being solicited with respect to each
Proposal:

                                     TABLE

PROPOSAL                                                    SHAREHOLDERS SOLICITED
------------------------------------------------  -------------------------------------------
1.   To elect seven (7) trustees.                 Each Fund of the Company. All shareholders
                                                  of each Fund of the Company will vote
                                                  together.
                                    SEE PROPOSAL 1 (P. 3)
2.   To ratify the selection of KPMG Peat         Each Fund of the Company. All shareholders
     Marwick LLP as the Company's independent     of each Fund of the Company will vote
     accountants for its fiscal year ending       together.
     November 30, 1999.
                                    SEE PROPOSAL 2 (P. 6)
3.   To approve an Agreement and Plan of          Each Fund, voting separately as a Fund.
     Reorganization pursuant to which each Fund
     will be reorganized as a separate series of
     Provident Institutional Funds, a Delaware
     business trust.
                                    SEE PROPOSAL 3 (P. 6)

PROPOSAL                                                    SHAREHOLDERS SOLICITED
------------------------------------------------  -------------------------------------------

4.   To approve changes to the following          Each Fund, voting separately as a Fund.
     fundamental investment limitations of the
     Funds:
     (a) limitation on borrowing and senior
     securities;
     (b) limitation on underwriting activities;
     (c) limitation on real estate related
     transactions;
     (d) limitation on investments in
     commodities; and
     (e) limitation on loans.
                                   SEE PROPOSAL 4 (P. 15)
5.   To approve a change in the following         Each Fund, voting separately as a Fund.
     fundamental investment limitations to make
     such limitations non-fundamental:
     (a) limitation on eligible investments;
     (b) limitation on acquiring the securities
     of other investment companies;
     (c) limitation on purchasing securities on
     margin, making short sales or maintaining a
         short position;
     (d) limitation on purchasing industrial
     revenue bonds; and
     (e) limitation on purchasing securities
     with legal or contractual restrictions on
         resale.
                                   SEE PROPOSAL 5 (P. 18)
6.   To approve a new fundamental investment      Each Fund, voting separately as a Fund.
     limitation to permit each Fund to invest
     substantially all of its assets in another
     open-end investment company.
                                   SEE PROPOSAL 6 (P. 19)

     Although Shares of each of the Funds have been divided into two classes ("Classes"), which Classes differ primarily with respect to the expenses borne solely by the Dollar Shares Class under a shareholder service plan, none of the proposals to be presented at the Meeting, as described in this Proxy Statement, involve a separate vote by a single Class of Shares.

     Proxy solicitations will be made primarily by mail. The Company's officers and employees of the investment adviser may also solicit proxies personally or by telephone or telefax. ADP has been retained to solicit proxies in connection with the Meeting for a fee of approximately $1,500. BlackRock Institutional Management Corporation ("BIMC"), the investment adviser for the Funds, will bear all proxy solicitation costs. Any shareholder submitting a proxy may revoke it at any time before it is exercised by submitting to the Company a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

     Signed proxies received by the Company in time for voting and not so revoked will be voted in accordance with the directions specified therein. The Board of Trustees recommends a vote FOR the election of trustees, as listed; and FOR each of the matters listed. If no specification is made, the proxy will be voted FOR the election of trustees and FOR such matters.

     THE COMPANY WILL FURNISH TO SHAREHOLDERS UPON REQUEST, WITHOUT CHARGE, COPIES OF ITS ANNUAL REPORT TO SHAREHOLDERS, CONTAINING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1997 AND ITS SEMI-ANNUAL REPORT TO SHAREHOLDERS, CONTAINING UNAUDITED FINANCIAL STATEMENTS FOR THE PERIOD ENDED MAY 31, 1998. REQUESTS FOR COPIES OF THE ANNUAL AND SEMI-ANNUAL REPORTS SHOULD BE DIRECTED TO THE COMPANY AT THE ADDRESS AT THE BEGINNING OF THIS DOCUMENT OR BY TELEPHONE AT 1-800-821-7432. THE ANNUAL AND SEMI-ANNUAL REPORTS ARE NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL.

                                  INTRODUCTION

     The Company is one of a family of five investment companies which currently offer ten separate money market portfolios to institutional investors. The other four investment companies are: Temporary Investment Fund, Inc. ("Temp"), Trust for Federal Securities ("Fed"), Municipal Fund for California Investors, Inc. ("Cal Muni") and Municipal Fund for New York Investors ("NY Muni"). BIMC serves as investment adviser for each of these investment companies. Additionally, each investment company has the same service providers and offers shares of similar classes. Each investment company has similar, but not the same, fundamental investment limitations. Each of the money market portfolios has historically been marketed together as the Provident Institutional Funds.

     At this Meeting, shareholders of the Company are being asked to approve proposals designed to reorganize the five investment companies into one investment company. Similar proposals are also being submitted to the shareholders of Temp, Fed, Cal Muni and NY Muni. After such reorganization, each Fund will have the same investment adviser, other service providers, the same fee and expense structures, and the same investment objectives, policies and limitations as it currently has, subject to any changes approved at this Meeting. The trustees believe that the proposed changes are in the best interests of the shareholders. If the proposals are approved, the trustees believe that the proposed changes will improve operations, simplify disclosure and position each investment portfolio to attract additional investment dollars. Each of the proposals is discussed in greater detail below.

                       PROPOSAL 1:  ELECTION OF TRUSTEES

BACKGROUND.

     At the Meeting, shareholders will be asked to elect seven trustees, who will constitute the entire Board of the Company. If elected, each trustee will serve until the next annual meeting of shareholders, or special meeting in lieu thereof, and until the election and qualification of his or her successor, or until the trustee's status as a trustee is sooner terminated as provided in the Company's By-laws. Additionally, if the Agreement and Plan of Reorganization is approved as described in Proposal 3 below, the trustees elected here will also serve as the trustees of the newly formed Delaware business trust. Normally, there will be no annual meeting of shareholders to elect trustees (or trustees of the Delaware business trust), except as required by the Investment Company Act of 1940 (the "1940 Act").

     The persons named as proxies in the accompanying proxy have been designated by the Board of Trustees and intend to vote for the nominees named below. All Shares represented by valid proxies will be voted in the election of trustees for each nominee named below, unless authority to vote for a particular nominee is withheld. Each nominee has consented to being named in this Proxy Statement and to serve if elected. Should any nominee withdraw from the election or otherwise be unable to serve, the named proxies will vote for the election of such substitute nominee as the Board of Trustees may recommend unless a decision is made to reduce the number of trustees serving on the Board. The following table sets forth the nominees, their ages, principal occupations for the past five years, and any other directorships they hold in companies which are subject to the reporting requirements of the Securities Exchange Act of 1934 or are registered as investment companies under the 1940 Act.

                                                  DIRECTOR
NAME                                               SINCE      AGE    PRINCIPAL OCCUPATION DURING PAST 5 YEARS
----                                              --------    ---    ----------------------------------------
G. Nicholas Beckwith, III.......................    1996      53     President and Chief Executive Officer,
                                                                     Beckwith Machinery Company; First Vice
                                                                     Chairman of the Board of Directors,
                                                                     University of Pittsburgh Medical
                                                                     Center -- Shadyside/ Presbyterian
                                                                     Hospitals; Second Vice Chairman of the
                                                                     Board of Directors, University of
                                                                     Pittsburgh Medical Center Health System;
                                                                     Board of Overseers, Brown University
                                                                     School of Medicine; Board of Trustees,
                                                                     Shady Side Academy; Trustee, Claude
                                                                     Worthington Benedum Foundation; Trustee,
                                                                     Chatham College; Director or Trustee of
                                                                     two other investment companies advised
                                                                     by BIMC.
Jerrold B. Harris...............................    1996      56     President and Chief Executive Officer,
                                                                     VWR Scientific Products Corp.; Director
                                                                     or Trustee of two other investment
                                                                     companies advised by BIMC.
Rodney D. Johnson*..............................    1987      57     President, Fairmount Capital Advisors,
                                                                     Inc.; Director or Trustee of five other
                                                                     investment companies advised by BIMC.
Joseph P. Platt, Jr.............................     N/A      51     Partner, Amarna Partners (private
                                                                     investment company); formerly, a
                                                                     Director and Executive Vice President of
                                                                     Johnson & Higgins.
Robert C. Robb, Jr.(1)..........................     N/A      53     Partner, Lewis, Eckert, Robb & Company;
                                                                     Trustee, EQK Realty Investors; Director,
                                                                     Tamaqua Cable Products Company;
                                                                     Director, Brynwood Partners; former
                                                                     Director, PNC Bank.
Kenneth L. Urish................................     N/A      47     Managing Partner, Urish Popeck & Co.,
                                                                     LLC (certified public accountants and
                                                                     consultants).
Frederick W. Winter.............................     N/A      53     Dean, Joseph M. Katz School of
                                                                     Business -- University of Pittsburgh;
                                                                     formerly, Dean, School of
                                                                     Management -- State University of New
                                                                     York at Buffalo (1994-1997); former
                                                                     Director, Rand Capital (1996-1997);
                                                                     former Director, Bell Sports
                                                                     (1991-1998).

---------------
* Mr. Johnson is an "interested person" of Provident Institutional Funds, as that term is defined in the 1940 Act, because he is an officer of Provident Institutional Funds.

(1) From 1994 until April 14, 1998, Mr. Robb was a director of PNC Bank.

     Mr. Johnson was most recently elected by the shareholders on June 12, 1987. Messrs. Beckwith and Harris have served as trustees since March 22, 1996 when they were elected by the other trustees. Messrs. Coldwell, Fortune and Pepper, who currently serve as trustees of the Company, are not standing for re-election at this Meeting. This decision not to stand for re-election was not based upon any disagreement with the Company's other trustees or the Company's management.

     During the fiscal year ended November 30, 1997, the trustees held three regular Board Meetings and one Special Board Meeting. All trustees attended at least 75% of all meetings held.

     The Company has an Executive Committee, comprised of Messrs. Coldwell, Fortune and Pepper, which may, during the interval between meetings of the Board, exercise the authority of the Board of Trustees in the management of the Company's business to the extent permitted by law. The Executive Committee did not hold any meetings during the fiscal year ended November 30, 1997.

     The Company has an Audit Committee, comprised of Messrs. Coldwell, Fortune and Johnson. The functions of the Audit Committee are to meet with the Company's independent accountants to review the scope and findings of the annual audit, discuss the Company's accounting policies, discuss any recommendations with respect to the Company's management practices, review the impact of any changes in accounting standards upon each Fund's financial statements, recommend to the Board of Trustees the selection of independent accountants, and to perform such other duties as may be requested by the Board of Trustees. The Audit Committee met one time during the fiscal year ended November 30, 1997, and all members of the Audit Committee were present.

     The Company has a Nominating Committee comprised of Messrs. Coldwell, Fortune and Johnson. The Nominating Committee is responsible for the selection and nomination of candidates to serve as trustees. Although the Nominating Committee expects to be able to find an adequate number of candidates to serve as trustees, the Nominating Committee is willing to consider nominations received from shareholders at the address on the front of this Proxy Statement. The Nominating Committee did not meet during the fiscal year ended November 30, 1997.

     As Messrs. Coldwell, Fortune and Pepper will be retiring from the Board, the new board is expected to reconstitute each of the Committees immediately after the Meeting.

     Each trustee receives an annual fee of $9,000 plus $900 for each Board meeting attended and are reimbursed for reasonable expenses incurred in attending meetings. The Chairman of the Board, Mr. Pepper, receives an additional $9,000 per annum for his services in such capacity. In addition, Committee members are entitled to $900 for each Committee meeting attended which is not held in conjunction with a Board meeting of the Company. Messrs. Coldwell, Fortune and Pepper, in connection with their retirement from the Board and from other boards in the Fund Complex, will receive payments of $33,880, $33,880 and $63,333, respectively, in recognition of their years of service to the Fund Complex. These payments will be made by BIMC and are not an expense of the Company. Drinker Biddle & Reath LLP, of which W. Bruce McConnel, III, Secretary of the Company, is a partner, received fees from the Company for legal services. The trustees and officers of the Company own less than 1% of the outstanding Shares of the Company and less than 1% of the outstanding Shares of each of the Funds.

     The following chart provides certain information for the fiscal year ended November 30, 1997 about the fees received by the trustees of the Company as trustees and/or officers of the Company and as directors and/or trustees of the Fund Complex.

                                                        PENSION OR                           TOTAL
                                                        RETIREMENT                        COMPENSATION
                                        AGGREGATE        BENEFITS        ESTIMATED            FROM
                                       COMPENSATION     ACCRUED AS        ANNUAL          COMPANY AND
                                           FROM        PART OF FUND    BENEFITS UPON    FUND COMPLEX(1)
NAME OF PERSON, POSITION                 COMPANY         EXPENSES       RETIREMENT      PAID TO TRUSTEES
------------------------               ------------    ------------    -------------    ----------------
G. Nicholas Beckwith, III
  Director...........................    $13,500           n/a              n/a          $44,000(3)(2)
Philip E. Coldwell
  Director...........................    $13,500           n/a              n/a          $44,000(3)(2)
Robert R. Fortune
  Director...........................    $13,500           n/a              n/a          $63,100(5)(2)
Jerrold B. Harris
  Director...........................    $13,500           n/a              n/a          $44,000(3)(2)
Rodney D. Johnson
  Director...........................    $13,500           n/a              n/a          $56,500(5)(2)
G. Willing Pepper
  Chairman of the Board..............    $22,500           n/a              n/a          $82,250(6)(2)

---------------
(1) A Fund complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.

(2) Total number of investment companies a trustee served on within the Fund Complex during the fiscal year ended November 30, 1997.

     PROPOSAL 2:  RATIFICATION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     A majority of the trustees who are not "interested persons" of the Company have selected KPMG Peat Marwick LLP as independent accountants for the Company for the fiscal year ending November 30, 1999. The ratification of the selection of independent accountants is to be voted on at the Meeting and it is intended that the persons named in the accompanying proxy will vote for KPMG Peat Marwick LLP unless contrary instructions are given. KPMG Peat Marwick LLP has informed the Company that it has no direct or material indirect financial interest in the Company. A representative of KPMG Peat Marwick LLP is expected to be present at the Meeting to make a statement if desired and to be available to respond to appropriate questions.

     The trustees of the Delaware business trust have selected
PricewaterhouseCoopers LLP to serve as the independent accountants for Provident Institutional Funds.

        PROPOSAL 3:  APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION
                PURSUANT TO WHICH EACH FUND WILL BE REORGANIZED
                   INTO A SERIES OF A DELAWARE BUSINESS TRUST

GENERAL.

     The trustees have unanimously approved, subject to shareholder approval, a proposal for each Fund of the Company to effectuate the transactions set forth in an Agreement and Plan of Reorganization (the "Plan of Reorganization") dated November 15, 1998 between the Company and Provident Institutional Funds, a Delaware business trust ("PIF"). The Plan of Reorganization is attached to this Proxy Statement as Appendix A. The Plan of Reorganization provides for the conversion (the "Conversion") of each Fund from a separate series of the Company into a corresponding separate series of PIF. Each series of the Company is referred to in this Proposal as a "current Fund." It is also contemplated that each of the investment portfolios of Temp, Fed, Cal Muni and NY Muni will also be reorganized into a separate series of PIF.

     The Conversions will entail organizing PIF as a Delaware business trust, which will initially have two series, which correspond to the current Funds of the Company, and eight additional series that will match the investment portfolios currently offered by Temp, Fed, Cal Muni and NY Muni. Each series of PIF that corresponds to a current Fund is referred to in this Proposal as a "successor Fund." To effect the Conversion, each current Fund will transfer all of its assets and liabilities to the corresponding successor Fund. As consideration for the transfer of such assets and liabilities (together, "net assets"), each successor Fund will issue shares of beneficial interest to the current Fund whose net assets it has acquired and such current Fund will distribute such shares of beneficial interest pro rata to the current Fund shareholders in exchange for their Shares.

     Upon completion of the Conversion, each shareholder of a successor Fund of PIF will be the owner of full and fractional shares of beneficial interest equal in number and aggregate net asset value and of the same class as its Shares of the corresponding current Fund as of the date of the Conversion. Following the Conversion, each successor Fund will carry on the business of the corresponding current Fund. The successor Fund will have the same investment adviser, other service providers, the same fee and expense structure and investment objectives, policies and limitations as the corresponding current Fund. Any change in the composition of the Board of Trustees and fundamental investment limitations approved at the Meeting with respect to a current Fund will also apply to the corresponding successor Fund. In addition, approval of the Plan of Reorganization will constitute approval of a new investment advisory agreement, identical in all material respects to the current investment advisory agreement, except that PNC Bank, N.A. ("PNC Bank") will no longer serve as sub-adviser (see "Service Providers," below). Approval of the Plan of Reorganization will also constitute approval to wind-up the current Funds and the Company.

     The Conversions will be accomplished on a tax-free basis and the dollar value and number of Shares of each investor's investment will not change.

REASONS FOR THE PROPOSED CONVERSION.

     The trustees believe that a Delaware business trust as a form of organization offers certain advantages for mutual funds over a Pennsylvania common law trust. The trustees believe that the Declaration of Trust of PIF (the "Delaware Trust Instrument") is clearer and more modern than the Company's organizational documents. Some of these same improvements could be achieved by amending the Company's Declaration of Trust, however, the trustees have concluded that, given the other advantages of a Delaware business trust, it is preferable to enter into the Plan of Reorganization than to amend the current organizational documents. For a summary comparison of the Declaration of Trust and the proposed Delaware Trust Instrument, see "Description of Certain Provisions of the Delaware Trust Instrument" below.

     One advantage of a Delaware business trust is a clearer limitation of liability for shareholders and trustees. Delaware law expressly limits the liability of a Delaware business trust's shareholders for the debts and obligations of the business trust to the same extent as for the shareholders of for-profit Delaware corporations. Similarly, Delaware law provides that an investment portfolio (e.g., a Fund) of a Delaware business trust will not be liable for the debts or obligations of any other investment portfolio of the business trust. Delaware law also clearly protects a trustee from liability for obligations of the business trust. Unlike Delaware, in Pennsylvania there is no statute relating to common law trusts that entitles shareholders and trustees to the same limitation of liability as is extended to shareholders of for-profit Pennsylvania corporations. Therefore, under certain situations, it is possible that shareholders of the Company may be held personally liable (as if they were partners) for the obligations of the Company. However, the Company's Declaration of Trust provides for indemnification of the shareholders and trustees out of the assets of the Company. Accordingly, the risk of liability is remote.

     The trustees also believe that organizing the Funds and the other investment portfolios offered by Temp, Fed, Cal Muni and NY Muni as separate series of a single legal entity (PIF) will offer certain marketing and operational advantages. These investment portfolios have historically been marketed to institutional clients as one fund complex although they have differing fiscal years, differing Boards and differing legal jurisdictions governing their operations. This reorganization will eliminate these differences, provide operational efficiencies and enhance the ability of the portfolios to be marketed as a single fund complex.

     The trustees also believe that the Delaware business trust form of organization will enable the successor Funds to adopt new methods of operation and employ new technologies that are expected to reduce costs of operation when, and if, implemented. For example, Delaware law authorizes electronic or telephonic communications between shareholders and a Delaware business trust. The trustees of PIF may take advantage of this provision in the future to improve shareholder voting procedures and to reduce associated costs.

     The proposed Conversions also offer the potential for future cost savings, although no immediate cost savings are expected to result from the Conversions. Although neither a Delaware business trust nor a Pennsylvania common law trust is required to hold an annual meeting of shareholders, Delaware law affords to the trustees greater latitude to adapt PIF to future contingencies without holding a special shareholders meeting. Under the Delaware Trust Instrument, the trustees have the power to amend the Delaware Trust Instrument to dissolve the business trust; to incorporate PIF; to merge or consolidate with another entity; to sell, lease, exchange, transfer, pledge or otherwise dispose of all or any part of PIF's assets; to cause any series to become a separate trust; and to change PIF's domicile, all without a shareholder vote. Any such exercise of authority by the trustees will be subject to applicable state and federal law.

     The Board of Trustees, after reviewing the above, determined that the potential marketing advantages, the clearer limitation on shareholder and trustee liability, and the flexibility of a Delaware business trust as a form of organization would help to assure that PIF operates under the most advantageous structure and is able to take advantage of opportunities to improve operations and to reduce the expense and frequency of future shareholder meetings.

SUMMARY OF THE PLAN OF REORGANIZATION.

     The following discussion summarizes certain terms of the Plan of Reorganization. This summary of the Plan of Reorganization is qualified in its entirety by the provisions of the Plan of Reorganization, which is attached to this Proxy Statement as Appendix A.

     The successor Funds will initially have only nominal assets and a net asset value of $1.00 per share. On the closing date of its Conversion (the "Closing Date"), each current Fund will transfer all of its assets to its corresponding successor Fund in exchange for the assumption by the successor Fund of all the liabilities of that current Fund and the issuance to that current Fund of shares of beneficial interest of that successor Fund equal to the value (as determined by using the procedures in the current prospectuses) on the date of the exchange of that current Fund's net assets. Immediately thereafter, each current Fund will liquidate and distribute shares of beneficial interest to each current Fund's account pro rata in proportion to such current Fund shareholder's interest in the current Fund in exchange for such Shares. In these exchanges, a successor Fund will issue the appropriate number of shares of beneficial interest of each Class of Shares that currently is outstanding, so that the current Fund will distribute, and holders of a particular Class of current Fund Shares will receive, the same number of shares of beneficial interest of the same Class. As soon as practicable after this distribution of shares of beneficial interest, each current Fund will be wound up. Certificates evidencing full or fractional shares of beneficial interest will not be issued. Upon completion of the Conversion, each current Fund shareholder will be the owner of full and fractional shares of beneficial interest equivalent in number, Class and aggregate net asset value to the shareholder's current Fund Shares immediately before the Conversion.

     Assuming the Plan of Reorganization is approved, it is currently contemplated that the Conversions will become effective by January 31, 1999 or as soon thereafter as possible.

     If, at any time before the Closing Date of the Conversions, the trustees determine that it would not be in the best interest of the Company or the shareholders to proceed with the Conversions, the Conversions will not go forward, notwithstanding the approval of the Conversions by the shareholders at the Meeting. The Company and PIF may at any time waive compliance with any of the conditions contained in, or may amend, the Plan of Reorganization; provided that such waiver or amendment does not materially adversely affect the interests of current Fund shareholders.

EXPENSES OF THE CONVERSIONS.

     BIMC will bear the expenses of this Meeting and of the Conversions.

TAX CONSEQUENCES OF THE CONVERSIONS.

     It is a condition to the consummation of the Conversions that the Company and PIF receive on or before the Closing Date an opinion from Drinker Biddle & Reath LLP, counsel to the Company and PIF, substantially to the effect that, among other things, for federal income tax purposes, each Conversion will constitute a reorganization under Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended, and that no gain or loss will be recognized for federal income tax purposes by each current Fund, each successor Fund, and the shareholders of each current Fund upon (1) the transfer of a current Fund's assets to the corresponding successor Fund in exchange solely for such shares of beneficial interest and the assumption by such successor Fund of that current Fund's liabilities or (2) the distribution in liquidation by the current Fund of such shares of beneficial interest to the current Fund shareholders in exchange for their Shares. The opinion will further provide, among other things, that in counsel's view (i) the tax basis of the shares of beneficial interest to be received by each current Fund shareholder will be the same as that of his or her current Shares surrendered in exchange therefor and (ii) each current Fund shareholder's tax holding period for his or her shares of beneficial interest will include such shareholder's tax holding period for the current Fund Shares surrendered in exchange therefor, provided that such current Fund Shares were held as capital assets on the date of the exchange.

CONTINUATION OF SHAREHOLDER ACCOUNTS AND PLANS.

     PIF's transfer agent will establish accounts for all current Fund shareholders containing the appropriate number and Class of shares of beneficial interest to be received by that shareholder under the Plan of Reorganization. Such accounts will be identical in all material respects to the accounts currently maintained by the Funds for each shareholder.

INDEPENDENT ACCOUNTANTS.

     KPMG Peat Marwick LLP are presently the independent accountants for the Company. After the Conversions, PricewaterhouseCoopers LLP will serve as the independent accounts for PIF.

SHAREHOLDER SERVICING PLANS.

     The trustees of PIF have adopted a shareholder servicing plan with respect to Dollar Shares of MuniFund and MuniCash that is identical, in all material respects, to the current shareholder servicing plans. In addition, PIF, on behalf of each successor Fund, will assume the corresponding current Fund's obligations under agreements with institutional investors such as banks, savings and loan associations and other financial institutions that act as service organizations.

SERVICE PROVIDERS.

     BIMC currently serves as investment adviser to the Funds. PFPC Inc. ("PFPC") and Provident Distributors, Inc. ("PDI") currently serve as co-administrators to the Funds. In addition, PFPC currently serves as transfer agent and dividend disbursing agent to the Funds and PDI serves as distributor to the Funds. PNC Bank currently serves as sub-adviser and custodian to the Funds. PIF will adopt investment advisory, co-administration, transfer agency and dividend disbursing agent, distribution and custodian agreements with respect to each successor Fund that will be substantially the same, in all material respects, to the current agreements, except that PNC Bank will no longer serve as sub-adviser, and PDI will no longer serve as co-administrator. BIMC will serve as a co-administrator with PFPC.

PROPOSED NEW ADVISORY AGREEMENT.

     If the Plan of Reorganization is approved, BIMC will enter into a new Advisory Agreement with PIF dated January 31, 1999 (the "New Advisory Agreement"). BlackRock Institutional Management Corporation (formerly, PNC Institutional Management Corporation, "BIMC") serves as the Company's investment adviser pursuant to an advisory agreement dated March 11, 1987 (the "Current Advisory Agreement"). A copy of the New Advisory Agreement is attached as Appendix B.

     The New Advisory Agreement omits PNC Bank as sub-adviser and recognizes the fact that all investment advisory services are provided by BIMC. BIMC is an indirect, majority owned subsidiary of PNC Bank. Prior to March 31, 1998, PNC Bank, as sub-adviser to the Company, provided research, credit analysis and recommendations with respect to each Fund's investments, and supplied certain computer facilities, personnel and other services. On March 31, 1998, the facilities, personnel, services and related expenses of PNC Bank were transferred to BIMC; BIMC assumed PNC Bank's responsibilities under the sub-advisory agreement; and BIMC's obligation to pay a portion of the advisory fee to PNC Bank was terminated. The Current Advisory Agreement names PNC Bank as sub-adviser, and provides for its termination upon the termination of the sub-advisory agreement. The New Advisory Agreement would delete those provisions, and BIMC would be the sole investment adviser. Additionally, the New Advisory Agreement would also cover the investment portfolios of other investment companies (i.e., the investment portfolios offered by Temp, Fed, Cal Muni and NY Muni) involved in the Conversions described in this Proposal 3.

     The Company's Current Advisory Agreement was last approved by the trustees on March 13, 1998, when the trustees, including a majority of those trustees who are not "interested persons" of the Company, approved its continuation for a twelve month period commencing March 31, 1998. The Current Advisory Agreement was last approved by the shareholders on June 12, 1987.

     DESCRIPTION OF THE PROVISIONS OF THE CURRENT ADVISORY AGREEMENT WHICH WILL BE CHANGED IN THE NEW ADVISORY AGREEMENT. The terms of the New Advisory Agreement are the same in all material respects as the terms of the Current Advisory Agreement, except as follows:

     1. ELIMINATION OF PROVISIONS RELATING TO PNC BANK AS SUB-ADVISER. Under the Current Advisory Agreement PNC Bank is the sub-adviser. Additionally, the Current Advisory Agreement calls for such agreement to terminate immediately if the sub-advisory agreement with PNC Bank is terminated. The New Advisory Agreement will have no such requirement. It will, however, permit PIF, on behalf of a Fund, to employ a sub-adviser subject to any necessary approvals. PIF does not currently anticipate employing PNC Bank as sub-adviser to the Funds.

     2. ADDITION OF ADDITIONAL INVESTMENT PORTFOLIOS TO THE NEW ADVISORY AGREEMENT. Several other investment portfolios advised by BIMC (i.e., the investment portfolios offered by Temp, Fed, Cal Muni and NY Muni) are also expected to convert assets into separate investment portfolios of PIF. These other investment portfolios would be managed by BIMC under the New Advisory Agreement. Their current advisory agreements are substantially the same as the Current Advisory Agreement.

     3. TERM. If approved by the shareholders at this Meeting, the initial term of the New Advisory Agreement will extend through March 31, 2000, and thereafter shall continue in effect for successive one-year terms ending on March 31 of each year. The term of the Current Advisory Agreement expires on March 31 of each year.

     4. MANAGEMENT. Under the Current Advisory Agreement BIMC is responsible for computing the respective net asset value and net income for each of the Funds (and each Class thereof). The New Advisory Agreement will have no such requirement. This responsibility will shift to the co-administration agreement and will become the duty of BIMC and PFPC as co-administrators.

     5. INCIDENTAL AND CONFORMING CHANGES. Certain minor changes will be made to the New Advisory Agreement to remove language that is obsolete and to make conforming changes consistent with the changes described above.

     DESCRIPTION OF THE PROVISIONS OF THE CURRENT ADVISORY AGREEMENT AND THE NEW ADVISORY AGREEMENT WHICH WILL REMAIN UNCHANGED. Except as described above, the terms and conditions of the New Advisory Agreement are the same in all material respects as the Current Advisory Agreement. Set forth below is a summary of the provisions that are the same in both agreements.

     BIMC, subject to the supervision of the Company's and PIF's trustees, manages each Fund's portfolio and is responsible for, makes decisions with respect to and places orders for all purchases and sales of the Fund's portfolio securities.

     For the advisory services provided and expenses assumed by it, BIMC is entitled to receive fees, computed daily and payable monthly, at the following annual rates:

                                                            A FUND'S
ANNUAL FEE                                             AVERAGE NET ASSETS
----------                                     -----------------------------------
 .175%........................................        of the first $1 billion
 .150%........................................        of the next $1 billion
 .125%........................................        of the next $1 billion
 .100%........................................        of the next $1 billion
 .095%........................................        of the next $1 billion
 .090%........................................        of the next $1 billion
 .085%........................................        of the next $1 billion
 .080%........................................  of amounts in excess of $7 billion.

     During the fiscal year ended November 30, 1997, MuniFund paid advisory fees (net of waivers) of $717,070 and MuniCash paid advisory fees (net of waivers) of $268,834.

     The agreements provide that BIMC shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund except for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of it in the performance of its duties or from reckless disregard by it of its obligations and duties thereunder.

     BIMC has agreed to bear all expenses incurred by it in connection with its activities other than the cost of securities (including brokerage commissions, if any) purchased for a Fund. BIMC has agreed that its investment advisory fee for MuniFund will be reduced by one-half the amount necessary to ensure that ordinary operating expenses (excluding interest, taxes, brokerage, payments to shareholder service organizations pursuant to its shareholder service plan, and extraordinary expenses) do not exceed 0.45% of MuniFund's average net assets for any fiscal year. BIMC, PFPC and PDI have voluntarily agreed to waive fees and/or reimburse the Funds to the extent the total expense ratios (excluding shareholder service fees) exceed 0.25% for MuniFund and 0.20% for MuniCash. This voluntary agreement is terminable on 120 days prior written notice to the Funds. In addition, BIMC, PFPC and PDI are required to reimburse a Fund if the expenses borne by such Fund in any fiscal year exceed the applicable expense limitations imposed by the securities regulations of any state in which Shares of the Fund are registered or qualified for sale to the public. After the Conversions, PDI will no longer be subject to these expense reimbursement provisions.

     Continuance of each agreement for successive one-year terms must be specifically approved at least annually (i) by the vote of a majority of the trustees who are not parties to such advisory agreement or "interested persons" (as that term is defined in the 1940 Act) of any such party, and (ii) by a majority of trustees or by a vote of a majority of the outstanding Shares of the Company or PIF. Each agreement provides for termination automatically upon assignment and each are terminable at any time without penalty by the trustees or by a vote of a majority of a Fund's outstanding Shares, on 60 days' written notice to BIMC or by BIMC on 90 days' written notice to the Company.

     INFORMATION ON BIMC. BIMC's offices are located at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809. All of the capital stock of BIMC is owned by BlackRock Advisors, Inc. (formerly, PNC Asset Management Group, Inc.). All of the capital stock of BlackRock Advisors, Inc., which has offices at 345 Park Avenue, New York, New York 10154, is owned by BlackRock, Inc. A majority of the capital stock of BlackRock, Inc., which has offices at 345 Park Avenue, New York, New York 10154 is owned by PNC Asset Management, Inc. PNC Asset Management, Inc. is under the control of PNC Bank. All of the capital stock of PNC Bank, which has banking offices at 1600 Market Street, Philadelphia, Pennsylvania 19103, is owned by PNC Bancorp, Inc., which has offices at 5th and Wood Streets, Pittsburgh, Pennsylvania 15265. All of the capital stock of PNC Bancorp, Inc. is owned by PNC Bank Corp., a publicly-held corporation with principal offices in Pittsburgh, Pennsylvania.

     The names, addresses and principal occupations of the principal executive officer and each director of BIMC are as follows:

POSITION WITH                                                        PRINCIPAL
BIMC                            NAME AND ADDRESS                    OCCUPATIONS
-------------              ---------------------------  ------------------------------------
Director.................  Walter E. Gregg, Jr.         Senior Executive Vice President, PNC
                           249 Fifth Avenue             Bank Corp.
                           Pittsburgh, PA 15222
Director.................  Helen P. Pudlin              Vice President and General Counsel,
                           249 Fifth Avenue.            PNC Bank Corp.
                           Pittsburgh, PA 15222
Chairman, Director and
  Chief Executive
  Officer................  Laurence D. Fink             Chairman and Chief Executive
                           345 Park Avenue              Officer, BlackRock Financial
                           New York, New York 10154     Management, Inc.
Director.................  James E. Rohr                President, PNC Bank Corp.
                           249 Fifth Avenue
                           Pittsburgh, PA 15222

     OTHER ADVISORY CLIENTS. BIMC also acts as investment adviser and/or sub-adviser to various other registered investment companies. The table below sets forth certain information with respect to such investment portfolios which have similar investment objectives to the Funds, excluding investment portfolios which invest primarily in taxable money market securities:

                                                                         ANNUAL RATE OF INVESTMENT
                                                 NET ASSETS AS OF     ADVISORY/SUB-ADVISORY FEES AS A
NAME OF FUND                                     AUGUST 31, 1998         PERCENTAGE OF NET ASSETS
------------                                     ----------------    ---------------------------------
Municipal Fund for New York Investors, Inc. --
  New York Money Fund..........................    $317,030,887      .20%
Municipal Fund for California Investors,
  Inc. --
  California Money Fund........................    $640,879,283      .20%
The RBB Fund, Inc. --
  Municipal Money Market.......................    $245,170,814      .35% of the first $250 million(1)
  New York Municipal...........................    $ 31,054,666      .35% of the first $250 million(1)
BlackRock Funds --
  Municipal Money Market.......................    $473,315,262      .40% of the first $1 billion(2)
  New Jersey Municipal Money Market............    $155,568,720      .40% of the first $1 billion(2)
  North Carolina Municipal Money Market........    $162,734,891      .40% of the first $1 billion(2)
  Ohio Municipal Money Market..................    $121,991,766      .40% of the first $1 billion(2)
  Pennsylvania Municipal Money Market..........    $510,384,830      .40% of the first billion(2)
  Virginia Municipal Money Market..............    $ 82,650,410      .40% of the first $1 billion(2)
First Funds --
  Municipal Money Market.......................    $ 42,753,092      .08% of the first $500 million(3)
Warburg, Pincus Counsellors, Inc. --
  New York Tax Exempt Fund.....................    $179,898,444      .25% of net assets

---------------
(1) Subsequent breakpoints are .30% of the next $250 million; and .25% of net assets over $500 million.

(2) Subsequent breakpoints are .35% of the next $1 billion; .325% of the next $3 billion; and .30% of net assets over $5 billion.

(3) Subsequent breakpoints are .06% of the next $500 million; and .05% of net assets over $1 billion.

     SERVICES TO THE FUNDS BY RELATED PARTIES. PFPC and PDI serve as co-administrators to the Funds and jointly receive fees, computed daily and paid monthly, at the same rate as BIMC's advisory fees described above under "Description of the Provisions of the Current Advisory Agreement and the New Advisory Agreement Which Will Remain Unchanged." During the fiscal year ended November 30, 1997, MuniFund paid PFPC and PDI administration fees (net of waivers) of $717,070 and MuniCash paid PFPC and PDI administration fees (net of waivers) of $268,834.

     PFPC also serves as transfer agent and dividend disbursing agent to the Funds. For transfer agency and dividend disbursing agent services, each Fund pays PFPC fees at the annual rate of $12 per account plus $1 for each purchase or redemption transaction by an account, and out-of-pocket expenses in connection with such services. During the fiscal year ended November 30, 1997, MuniFund paid PFPC $71,200 in transfer agent fees and expenses and MuniCash paid PFPC $37,841 in transfer agent fees and expenses.

     Affiliates of BIMC may also receive fees under the shareholder service agreements applicable to the Dollar Share Classes of the Funds. During the fiscal year ended November 30, 1997, MuniFund Dollar Shares paid $269 in service organization fees to affiliates of BIMC and MuniCash Dollar Shares paid $11,463 in service fees to affiliates of BIMC.

     PNC Bank serves as custodian to each Fund. Pursuant to the Custodian Agreement, each Fund pays PNC Bank an annual fee, calculated daily on the average daily gross assets and paid monthly, at the rate of $.25 for each $1000 of the first $250 million, $.20 for each $1000 on the next $250 million, $.15 for each $1000 on the next $500 million, $.09 for each $1000 on the next $2 billion, and $.08 for each $1000 on amounts over $3 billion, plus $15.00 for each purchase, sale, or delivery of fixed income securities (other than "Money Market" obligations) and $40 for each interest collection or claim item. During the fiscal year ended November 30, 1997, MuniFund paid PNC Bank $143,137 in custodian fees and expenses and MuniCash paid PNC Bank $105,185 in custodian fees and expenses.

DESCRIPTION OF CERTAIN PROVISIONS OF THE DELAWARE TRUST INSTRUMENT.

     The following is a summary of certain provisions of the Delaware Trust Instrument.

     SERIES AND CLASSES. The Delaware Trust Instrument permits PIF to issue series of its shares of beneficial interest which represent interests in separate portfolios of investments, including the successor Funds. PIF is also authorized to issue multiple classes of all series. The Company is also permitted to issue separate series and classes of shares. Both the Company and PIF may authorize the issuance of additional series or classes without prior shareholder approval. No series is entitled to share in the assets of any other series or is liable for the expenses or liabilities of any other series. The successor Funds would initially have the same Classes of shares as the current Funds, and these Classes would have substantially the same attributes as the Classes of the current Funds. Shares of the Company and PIF will have the same redemption, liquidation and dividend rights. Shares of the Company and PIF have no par value. Neither the Shares of the Company nor the shares of beneficial interest of PIF have any preemptive rights. The trustees believe that these differences are immaterial.

     LIMITATIONS ON DERIVATIVE ACTIONS. In addition to the requirements of Delaware law, the Delaware Trust Instrument provides that a shareholder of PIF may bring a derivative action on behalf of PIF only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of beneficial interest of the Delaware business trust, or 10% of the outstanding shares of beneficial interest of the series or class to which such action relates, must join in the request for the trustees to commence such action; and (b) the trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Delaware Trust Instrument also provides that no person, other than the trustees, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse PIF for the expense of any such advisers in the event that the trustees determine not to bring such action. No similar provision is applicable to the Company.

     SHAREHOLDER MEETINGS AND VOTING RIGHTS. PIF is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of beneficial interest of PIF will be entitled, as determined by the trustees without the vote or consent of shareholders, to one vote for each share of beneficial interest on all matters presented to shareholders, including the election of trustees. However, to the extent required by the 1940 Act or otherwise determined by the trustees, series and classes of PIF will vote separately from each other. Shareholders of PIF do not have cumulative voting rights in the election of trustees. The Company has the same policies regarding annual meetings and voting rights, except as noted below. Meetings of shareholders of PIF, or any series or class thereof, may be called by the trustees, certain officers or upon the written request of holders of 25% or more of the shares entitled to vote at such meeting. Meetings of shareholders of the Company, or any series or class thereof, may be called by the trustees or upon the written request of holders of 20% or more of the Shares entitled to vote at such meeting. The shareholders of PIF will have voting rights only with respect to the limited number of matters specified in the Delaware Trust Instrument and such other matters as the trustees may determine or may be required by law. With respect to the Company, the shareholders also may vote on the same limited matters as the shareholders of PIF, and the Company's Declaration of Trust may not be amended without shareholder approval.

     INDEMNIFICATION. The Delaware Trust Instrument provides for indemnification of trustees, officers and agents of PIF unless the recipient is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office. The Company provides a similar degree of indemnification in the Declaration of Trust.

     The Delaware Trust Instrument provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason, the shareholder or former shareholder (or heirs, executors, administrators, legal representatives or general successors) will be entitled, out of the assets belonging to the applicable series, to be held harmless from and indemnified against all loss and expense arising from such liability. PIF, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series. The Company provides a similar degree of indemnification in the Declaration of Trust.

     ENDING THE TRUST. The Delaware Trust Instrument permits the winding up of PIF or of any series or class of PIF (i) by a majority of the affected shareholders at a meeting of shareholders of the series or class of PIF; or (ii) by a majority of the trustees without shareholder approval if the trustees determine that such action is in the best interest of PIF or its shareholders. The winding up of the Company would generally require shareholder approval.

     MERGER, CONSOLIDATION, SALE OF ASSETS, ETC. The Delaware Trust Instrument authorizes the trustees, without shareholder approval (except as stated in the next paragraph), to cause PIF, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to PIF, or any series thereof. In addition, the trustees, without further shareholder approval if Proposal 6 is approved, may adopt a master-feeder structure by investing substantially all of the assets of a series of PIF in the securities of another open-end investment company. A reorganization, including the conversion to a master-feeder structure, would require shareholder approval by the Company.

     AMENDMENTS. The Delaware Trust Instrument permits the trustees to amend the Delaware Trust Instrument without a shareholder vote. However, shareholders of PIF have the right to vote on any amendment (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Delaware Trust Instrument; or (iv) that the trustees determine to submit to shareholders. Amendment to the Company's Declaration of Trust requires shareholder approval (with certain limited exceptions).

     SERIES TRUSTEES. The trustees may appoint separate trustees with respect to one or more series or classes of PIF's shares of beneficial interest. The Company's Declaration of Trust does not permit the election of separate trustees for a series or class. The trustees of PIF do not currently intend to appoint Series Trustees.

BOARD OF TRUSTEES' EVALUATION AND RECOMMENDATION.

     The trustees of the Company discussed the proposed Conversions preliminarily at a meeting held on September 11, 1998 and in more detail at a special meeting held on October 22, 1998. The trustees took into consideration the fact that the Conversions may provide operational efficiencies and additional managerial flexibility to the trustees of PIF. The trustees considered the terms and conditions of the Plan of Reorganization. They also considered the fact that the Funds will have the same investment adviser, other service providers, and the same fee and expense structures.

     The trustees also considered the terms of the New Advisory Agreement that would be in place for PIF. With respect to the terms and conditions of the New Advisory Agreement, which are the same in all material respects as those in the Current Advisory Agreement, the trustees considered, among other things, the quality of the investment advisory services that have been provided in the past by BIMC, and which are expected to continue to be provided after January 31, 1999 by substantially the same personnel. They discussed the impact of the assumption of PNC Bank's duties by BIMC. They considered each Fund's performance in relation to a selected group of other funds with similar investment objectives, which comparison reflected very favorably on BIMC. After consideration of all this information and such other items as were deemed appropriate, the trustees concluded that the New Advisory Agreement contained terms, including the provisions for fees, that were fair and reasonable to PIF.

     Based on the foregoing, the trustees of the Company believe that the Conversions will be beneficial to present shareholders of the Funds as well as to potential investors. At the meeting held on October 22, 1998, after considering the matters discussed above, and the fact that the costs associated with this Meeting and the proposed Conversions would be borne entirely by BIMC, the trustees unanimously approved the adoption of the Plan of Reorganization and determined that the Conversions: (i) are in the best interest of the Funds and
(ii) will not result in dilution of the interests of the shareholders of any Fund. In addition, the trustees unanimously voted to recommend to the shareholders of each Fund that they approve the Plan of Reorganization and the transactions contemplated thereunder.

     The Plan of Reorganization provides that in the event that the Plan of Reorganization is approved with respect to one but not all of the Funds, the Board of Trustees of the Company may, in the exercise of its sole discretion, determine to either abandon the Plan of Reorganization with respect to all of the Funds or direct that the transactions thereunder be consummated to the extent it deems advisable and to the degree the transactions may be lawfully effected.

     A vote FOR the Conversion will authorize each current Fund, as the sole shareholder of its corresponding successor Fund: (i) to elect as trustees of PIF (if Proposal 1 is approved) Messrs. Beckwith, Harris, Johnson, Platt, Robb, Urish and Winter (see Proposal 1); (ii) to approve the New Advisory Agreement between PIF and BIMC; and (iii) to approve the fundamental investment limitations for the successor Funds, which if Proposals 4, 5 and 6 are approved, will be the same as the current fundamental investment limitations in effect for the Funds, as amended by such Proposals. In addition, if the Conversions are approved but Proposals 4, 5 and/or 6 are not approved by a current Fund's shareholders, a current Fund, as sole shareholder of the successor Fund, will establish only the existing fundamental investment limitations, as the case may be.

         PROPOSAL 4:  TO APPROVE CHANGES TO THE FUNDAMENTAL INVESTMENT
                            LIMITATIONS OF THE FUNDS

     Certain investment limitations of the Funds are matters of fundamental policy and may not be changed with respect to a particular Fund without the approval of its shareholders. BIMC, the Company's investment adviser, has recommended to the Board of Trustees that certain fundamental investment limitations be amended as shown below. The proposed changes would modernize the limitations by updating them to current industry practices, and would conform the fundamental investment limitations of the Funds to those of Temp, Fed, Cal Muni and NY Muni. In addition, if approved at this Meeting, these fundamental investment limitations will also apply to the successor Funds of PIF. This will allow BIMC to manage its investment portfolios in a more streamlined and efficient manner. These changes will also result in a clearer and simpler statement of these investment limitations. Except as specifically noted below, these changes do not reflect a change in the investment policies or techniques of the Funds. Shareholders will vote either for or against Proposal 4 in its entirety. The trustees believe that the proposal is in the best interests of each Fund's shareholders.

 (a) AMENDMENT TO THE FUNDS' FUNDAMENTAL INVESTMENT LIMITATION ON BORROWING AND
                               SENIOR SECURITIES

     For each of the Funds:

                       CURRENT                                               PROPOSED
                       -------                                               --------
A Fund may not borrow money except from banks for      A Fund may not borrow money or issue senior
temporary purposes and then in amounts not in excess   securities except to the extent permitted under the
of 10% of the value of the Fund's assets at the time   1940 Act.
of such borrowing; or mortgage, pledge or hypothecate
any assets except in connection with any such
borrowing and in amounts not in excess of the lesser
of the dollar amounts borrowed or 10% of the value of
the Fund's assets at the time of such borrowing.
(This borrowing provision is not for investment
leverage, but solely to facilitate management of the
Fund's portfolio by enabling the Fund to meet
redemption requests where the liquidation of
portfolio securities is deemed to be disadvantageous
or inconvenient.)

     EXPLANATION OF THE PROPOSED CHANGE: The proposed change would modernize and make the language of this limitation uniform among the money market funds advised by BIMC. It will also expand a Fund's ability to borrow money from 10% to 33 1/3% of its total assets. However, neither of the Funds currently borrow money and have no current intention of borrowing money.

 (b) AMENDMENT TO THE FUNDS' FUNDAMENTAL INVESTMENT LIMITATION ON UNDERWRITING
                                   ACTIVITIES

     For each of the Funds:

                       CURRENT                                               PROPOSED
                       -------                                               --------
A Fund may not underwrite any issue of securities      A Fund may not act as an underwriter of securities. A
except to the extent that the purchase of Municipal    Fund will not be an underwriter for purposes of this
Obligations or other securities directly from the      limitation if it purchases securities in transactions
issuer thereof in accordance with the Fund's           in which the Fund would not be deemed to be an
investment objective, policies and limitations may be  underwriter for purposes of the Securities Act of
deemed to be an underwriting.                          1933.

     EXPLANATION OF THE PROPOSED CHANGE: The proposed change would modernize and make the language of this limitation uniform among the money market funds managed by BIMC.

 (c) AMENDMENT TO THE FUNDS' FUNDAMENTAL INVESTMENT LIMITATION CONCERNING REAL
                          ESTATE RELATED TRANSACTIONS

     For each of the Funds:

                       CURRENT                                               PROPOSED
                       -------                                               --------
A Fund may not purchase or sell real estate except     A Fund may not purchase or sell real estate. The
that the Fund may invest in Municipal Obligations      purchase of securities secured by real estate or
secured by real estate or interests therein.           interests therein are not considered to be a purchase
                                                       of real estate for purposes of the limitation.

     EXPLANATION OF THE PROPOSED CHANGE: The proposed change would modernize and make uniform the language of this limitation among the money market funds managed by BIMC.

         (d) AMENDMENT TO THE FUNDS' FUNDAMENTAL INVESTMENT LIMITATION
                             CONCERNING COMMODITIES

     For each of the Funds:

                       CURRENT                                               PROPOSED
                       -------                                               --------
A Fund may not purchase or sell commodities or         A Fund may not purchase or sell commodities or
commodity contracts, or invest in oil, gas or mineral  commodities contracts.
exploration or development programs.
A Fund may not write or sell puts, calls, straddles,
spreads or combinations thereof.

     EXPLANATION OF THE PROPOSED CHANGE: The proposed change would combine and make uniform the language of this limitation among the money market funds managed by BIMC. Additionally, it would delete the language concerning investments in oil, gas or mineral exploration or development programs, and the language concerning investments in puts, calls, straddles, spreads or combinations thereof. This language was formerly required by various state securities laws, but is no longer required. The Funds do not intend to invest in such securities.

       (e) AMENDMENT TO THE FUNDS' INVESTMENT LIMITATION CONCERNING LOANS

     For each of the Funds:

                       CURRENT                                               PROPOSED
                       -------                                               --------
A Fund many not make loans except that the Fund may    A Fund may not make loans. The purchase of debt
purchase or hold debt obligations in accordance with   obligations, the lending of portfolio securities and
its investment objective policies and limitations.     the entry into repurchase agreements are not treated
                                                       as the making of loans for purposes of this
                                                       limitation.

     EXPLANATION OF THE PROPOSED CHANGE: The proposed change would modernize the language of this limitation. In addition, it would permit the Funds to engage in securities lending transactions. If approved, a Fund may loan its securities up to 33 1/3% of its total assets (including the value of collateral for the loans) to qualified brokers, dealers, banks and other financial institutions for the purposes of seeking additional net investment income through the receipt of interest on the loans. Such loans would involve risks of delay in receiving additional collateral in the event the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially.

    PROPOSAL 5:  TO APPROVE A CHANGE IN THE FOLLOWING FUNDAMENTAL INVESTMENT
       LIMITATIONS OF THE FUNDS TO MAKE SUCH LIMITATIONS NON-FUNDAMENTAL

     The following proposals would change certain fundamental investment limitations of the Funds to non-fundamental investment limitations. Unlike a fundamental limitation, a non-fundamental investment limitation may be changed without the approval of shareholders. Neither the 1940 Act nor state securities laws require such limitations to be fundamental. The proposed changes would give the trustees greater flexibility in responding to regulatory or market developments. Except as noted below, the trustees have no present intention of changing the investment limitations of any Fund; however, if this proposal is approved, the Board of Trustees may do so in the future. Additionally, if approved at this Meeting, these limitations will also apply to the successor Funds of PIF. Shareholders will vote either for or against Proposal 5 in its entirety. The trustees believe that the proposal is in the best interests of each Fund's shareholders.

               (a) RECLASSIFICATION OF THE FUNDAMENTAL INVESTMENT
                       LIMITATION ON ELIGIBLE SECURITIES

     With respect to MuniFund only:

                  CURRENT                                         PROPOSED
                  -------                                         --------
The Fund may not purchase any securities        This limitation would be made
other than Municipal Obligations and put        non-fundamental.
options with respect to such obligations.

     With respect to MuniCash only:

                  CURRENT                                         PROPOSED
                  -------                                         --------
The Fund may not purchase any securities        This limitation would be made
other than obligations the interest on which    non-fundamental.
is exempt from federal income tax, and put
options with respect to such obligations.

    (b) RECLASSIFICATION OF THE FUNDAMENTAL INVESTMENT LIMITATION REGARDING
               ACQUIRING SECURITIES OF OTHER INVESTMENT COMPANIES

     For each of the Funds:

                  CURRENT                                         PROPOSED
                  -------                                         --------
A Fund may not purchase securities of other     This limitation would be made
investment companies except in connection       non-fundamental and restated as follows: A
with a merger, consolidation, acquisition or    Fund may not acquire any other investment
reorganization.                                 company or investment company security
                                                except in connection with a merger,
                                                consolidation, reorganization or acquisition
                                                of assets or where otherwise permitted by
                                                the 1940 Act.

     EXPLANATION OF THE PROPOSED CHANGE: The proposed change would modernize the language and modify the restriction to permit investments in other investment companies within the limits established by the 1940 Act. This would permit the Funds to invest in other money market funds with similar investment objectives, policies and limitations. Additionally, as a non-fundamental policy, future changes to this limitation would not require a shareholder vote.

  (c) RECLASSIFICATION OF THE FUNDAMENTAL INVESTMENT LIMITATION ON PURCHASING SECURITIES ON MARGIN, MAKING SHORT SALES OR MAINTAINING A SHORT POSITION

     For each of the Funds:

                  CURRENT                                         PROPOSED
                  -------                                         --------
A Fund may not purchase securities on           This limitation would be made
margin, make short sales of securities or       non-fundamental and deleted.
maintain a short position.

  (d) RECLASSIFICATION OF THE FUNDAMENTAL INVESTMENT LIMITATION ON PURCHASING
                            INDUSTRIAL REVENUE BONDS

     For each of the Funds:

                  CURRENT                                         PROPOSED
                  -------                                         --------
A Fund may not invest in industrial revenue     This limitation would be made
bonds where the payment of principal and        non-fundamental.
interest are the responsibility of a company
(including its predecessors) with less than
3 years of continuous operation.

(e) RECLASSIFICATION OF THE FUNDAMENTAL LIMITATION ON PURCHASING SECURITIES WITH
                  LEGAL OR CONTRACTUAL RESTRICTIONS ON RESALE

     For each of the Funds:

                  CURRENT                                         PROPOSED
                  -------                                         --------
A Fund may not knowingly invest more than       This limitation would be made
10% of the value of the Fund's assets in        non-fundamental.
securities with legal or contractual
restriction on resale.

 PROPOSAL 6: TO APPROVE A NEW FUNDAMENTAL INVESTMENT LIMITATION TO PERMIT EACH FUND TO INVEST SUBSTANTIALLY ALL OF ITS ASSETS IN ANOTHER OPEN-END INVESTMENT
                                    COMPANY

GENERAL.

     The trustees have approved, subject to shareholder approval, the adoption of a new fundamental investment limitation that would permit each Fund to pool its assets with other funds, in a single portfolio (the "Pooled Portfolio"). The Delaware Trust Instrument permits investment of all of a Fund's assets in a Pooled Portfolio, but if the proposal to adopt this new fundamental investment policy is not adopted, the Funds would not be able to take advantage of such flexibility. If the proposal is approved, each Fund will be authorized to invest substantially all of its assets in a corresponding Pooled Portfolio that would invest in the same type of securities (and have substantially the same objective, restrictions and policies) as the Fund. The primary purpose of pooling would be to achieve operational efficiencies.

     BACKGROUND. Several mutual funds have developed so-called master-feeder structures under which they invest all their assets in a single pooled investment. For example, funds offering different types of shareholder services might pool their investments for investment purposes but retain different distribution systems and cost structures. This structure allows several funds with different features, but the same investment objective, restrictions and policies, to combine their investment instead of managing them separately. A Fund would combine its investments with those of other funds by investing all of its assets in the same Pooled Portfolio, which would be organized and registered as an open-end management investment company (a mutual fund).

As a shareholder of the Pooled Portfolio, the Fund would bear, along with other shareholders, its pro-rata portion of the Pooled Portfolio's expenses. These expenses would be in addition to the expenses that a Fund bears directly in connection with its own operations.

     PURPOSE OF THE PROPOSAL. BIMC regularly reviews various options for structuring mutual funds to take maximum advantage of potential efficiencies. The Funds currently take advantage of the ability to issue multiple classes of shares, which offer many of the same advantages as investing in a Pooled Portfolio. While neither the trustees nor BIMC have determined that any Fund should invest in a Pooled Portfolio, the trustees believe that it could in the future be in the best interests of the Funds to adopt such a structure to allow for investing by one or more of the Funds in a Pooled Portfolio without the cost of again obtaining shareholder approval.

     At present, some of the Funds' fundamental investment limitations prevent a Fund from investing all of its assets in another investment company, and require a vote of shareholders of the Fund before such a master-feeder structure could be adopted. To avoid the costs associated with a subsequent shareholder meeting, the trustees recommend that shareholders of each Fund vote to permit the assets of such Fund to be invested in a Pooled Portfolio, without an additional vote of Fund shareholders, if the trustees (or the trustees of PIF) determine the adoption of a master-feeder structure to be in the best interest of the Fund and its shareholders. If shareholders approve this Proposal, any fundamental and non-fundamental limitations of the Funds that currently prohibit investment in shares of a single investment company would be subject to modification to the extent necessary to permit investment in Pooled Portfolios. These policies include, for example, the Funds' restriction on investments in the securities of any one issuer, and issuers in any one industry, as well as the restriction on acting as an underwriter.

     At present, the trustees are not considering any proposal to adopt a master-feeder structure. The trustees (or the trustees of PIF) will authorize investing a Fund's assets in a Pooled Portfolio only if they determine that pooling is in the best interests of a Fund and its shareholders and if they determine that the investment will not have material adverse tax consequences to the Fund or the shareholders. In determining whether a Fund should invest in a Pooled Portfolio, the trustees (or the trustees of PIF) will consider, among other things, the opportunity to reduce costs to shareholders and to achieve operational efficiencies. There is no assurance that cost reductions or increased efficiencies will be achieved.

     BIMC or its affiliates may benefit from the use of a Pooled Portfolio if overall assets are increased, since BIMC's fees under the existing and proposed advisory agreements are based on assets under management. Also, BIMC's or its affiliates' expenses of providing investment and other services to a Fund may be reduced. If a Fund's investment in a Pooled Portfolio were to reduce the expenses of BIMC or its affiliates (as the case may be) materially, the trustees (or the trustees of PIF) would consider whether a reduction of the management fee paid to BIMC or its affiliates (as the case may be) would be appropriate.

PROPOSED FUNDAMENTAL LIMITATION.

     In order to permit one or both of the Funds to invest in a Pooled Portfolio at a future date, the trustees recommend that the shareholders of each Fund adopt the following fundamental policy:

     Each Fund may, notwithstanding any other fundamental investment limitations, invest all of its assets in a single open-end investment company or series thereof with substantially the same investment objectives, restrictions and policies as the Fund.

BOARD OF TRUSTEES' EVALUATION AND RECOMMENDATION.

     At meetings held on October 22, 1998, after considering the matters discussed above and other matters deemed to be relevant, the trustees of the Company and PIF each unanimously adopted and voted to recommend to the shareholders that they adopt the proposed new fundamental investment limitation that would permit any Fund, subject to future review by the Boards, as described above, to invest all of its assets in an open-end investment company with substantially the same investment objectives, restrictions and policies as the Fund. In taking such action and making such recommendations, the trustees of the Company and PIF each took into consideration that the proposed modifications may provide operational efficiencies and facilitate the introduction of new PIF mutual funds and thereby increase the investment options available to shareholders. The trustees of the Company and PIF each believe that the ability to use a master-feeder structure may be beneficial to present shareholders of the Funds as well as potential investors.

                                 OTHER MATTERS

     No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to adjournment of the Meeting, the persons named as proxies will vote thereon according to their best judgment in the interests of the Company and its shareholders.

                VOTES REQUIRED FOR THE ELECTION OF TRUSTEES AND
                       APPROVAL OF MATTERS AT THE MEETING

     A quorum for the transaction of business at the Meeting is constituted by the presence in person or by proxy of holders of a majority of the outstanding voting securities of each Fund. If a Proxy is properly executed and returned accompanied by instructions to withhold authority, or is marked with an abstention, the shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. In the election of trustees, the six nominees receiving the highest number of votes cast at the Meeting will be elected. The withholding of voting authority with respect to the election of a trustee means that the shares withheld will not be counted. Approval of Proposal 2 requires the affirmative vote of the holders of a majority of the votes cast at the Meeting. Approval of Proposals 3-6 requires the affirmative vote of a "majority of the outstanding voting securities" of a Fund. The term "majority of the outstanding voting securities" means the vote of (a) 67% or more of the voting securities of a Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of such Fund, whichever is less. Abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. Broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be deemed to be abstentions. Shares for which there has been an abstention will be treated as present for the purpose of determining the existence of a quorum but will have no effect (i.e. will not be considered a vote "for" or "against") with respect to Proposal 2, and will have the effect of a vote against Proposals 3-6.

     A vote FOR the Conversion will authorize each current Fund, as the sole shareholder of its corresponding successor Fund: (i) to elect as trustees of PIF (if Proposal 1 is approved) Messrs. Beckwith, Harris, Johnson, Platt, Robb, Urish and Winter (see Proposal 1); (ii) to approve the New Advisory Agreement between PIF and BIMC; and (iii) to approve the fundamental investment limitations for the successor Funds, which if Proposals 4, 5 and 6 are approved, will be the same as the current fundamental investment limitations in effect for the Funds, as amended by such Proposals. In addition, if the Conversions are approved but Proposals 4, 5 and/or 6 are not approved by a current Fund's shareholders, a current Fund, as sole shareholder of the successor Fund, will establish only the existing fundamental investment limitations, as the case may be.

                             ADDITIONAL INFORMATION

MANAGEMENT.

     Officers of the Company are elected and appointed by the trustees and hold office until they resign or are removed. The following table sets forth certain information about the Company's officers:

                                        OFFICER                       PRINCIPAL OCCUPATION
NAME                             AGE     SINCE      POSITION           DURING PAST 5 YEARS
----                             ---    -------    ----------    -------------------------------
Thomas H. Nevin................  51      1997      President     Managing Director of BIMC since
                                                                 1997; prior thereto, President
                                                                 and Chief Investment Officer,
                                                                 BIMC
Lisa M. Buono..................  33      1997      Treasurer     Vice President, Provident
                                                                 Advisors, Inc. since 1997;
                                                                 prior thereto, Director of
                                                                 Finance and Compliance,
                                                                 Provident Distributors, Inc.
W. Bruce McConnel, III.........  55      1997      Secretary     Partner, law firm of Drinker
                                                                 Biddle & Reath LLP

INVESTMENT ADVISER AND SUB-ADVISER.

     BIMC serves as investment adviser for each Fund. BIMC is located at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809. PNC Bank is the sub-adviser for each Fund. PNC Bank is located at 1600 Market Street, Philadelphia, PA 19103.

CO-ADMINISTRATORS AND DISTRIBUTOR.

     PFPC and PDI serve as the co-administrators for each Fund. PDI also serves as the distributor for each Fund. PFPC is located at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809. PDI is located at Four Falls Corporate Center, 6th Floor, West Conshohocken, PA 19428.

BENEFICIAL OWNERS OF THE COMPANY.

     The beneficial owners of more than 5% of the outstanding shares of any Fund as of November 13, 1998, the record date, are as follows:

NAME OF                                                                    NUMBER OF       PERCENTAGE
FUND                             NAME AND ADDRESS OF BENEFICIAL OWNER     SHARES OWNED      OF FUND
-------                          ------------------------------------    --------------    ----------
MuniFund                         Bankers Trust Company                   40,098,301.07        7.30%
                                 4 Albany Street, 4th Floor
                                 New York, NY 10006
MuniCash                         Tax-Exempt MoneyMarket Fund             50,250,983           8.80%
                                 Cash Resource Trust
                                 c/o IFTC A/C 74-9425-005
                                 P.O. Box 419847
                                 Kansas City, MO 64141

                             SHAREHOLDER PROPOSALS

     The Company does not hold annual meetings of shareholders. It is not expected the PIF will hold annual meetings of shareholders, except as required by the 1940 Act. Any proposal by a shareholder for consideration at a subsequent meeting of shareholders should be sent in writing to Thomas H. Nevin, President, Municipal Fund for Temporary Investment, Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809.

December 11, 1998

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                                                      APPENDIX A

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION is made as of the 15th day of November, 1998, by and between Municipal Fund for Temporary Investment (the "Company"), a Pennsylvania common law trust, on behalf of each of its series (each a "Fund" and collectively the "Funds"), and Provident Institutional Funds (the "Trust"), a Delaware business trust.

     This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a)(1)(F) of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), and is intended to effect the reorganization (a "Reorganization") of each Fund as a new series of the Trust (each a "Successor Fund" and collectively the "Successor Funds"). Each Reorganization will include the transfer of all of the assets of a Fund to a corresponding Successor Fund of the Trust solely in exchange for (1) the assumption by the Successor Fund of all liabilities of the Fund and (2) the issuance by the Trust to the Fund of shares of beneficial interest of the Successor Fund. The aggregate number of shares of beneficial interest of each class of the Successor Fund issued to the Fund will be equal to the number of full and fractional shares of beneficial interest ("Shares") of the corresponding Fund class outstanding immediately before the Reorganization. These transactions will be promptly followed by a pro rata distribution by each Fund of the shares of beneficial interest it receives in the exchange described above to the holders of corresponding Fund Shares in exchange for those Fund Shares, in liquidation of each Fund, and the cancellation of each Fund's Shares, all upon the terms and conditions hereinafter set forth in this Agreement.

     In consideration of the promises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows.

1. TRANSFER OF ASSETS OF THE FUNDS IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ISSUANCE OF SHARES OF BENEFICIAL INTEREST

     1.1 Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, each Fund agrees to transfer all of its assets (as described in paragraph 1.2) and to assign and transfer all of its liabilities to a corresponding Successor Fund organized solely for the purpose of acquiring all of the assets and assuming all of the liabilities of that Fund. The Trust, on behalf of each Successor Fund, agrees that in exchange for all of the assets of the corresponding Fund: (1) the Successor Fund shall assume all of the liabilities of such Fund, whether contingent or otherwise, then existing, and (2) the Trust shall issue shares of beneficial interest to the Fund. The number of shares of beneficial interest of each class to be issued by the Trust on behalf of each Successor Fund will be identical to the number of full and fractional Shares of the corresponding class and Fund outstanding on the Closing Date provided for in paragraph 3.1. Such transactions shall take place at the Closing provided for in paragraph 3.1.

     1.2 The assets of each Fund to be acquired by the corresponding Successor Fund shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), any tax operating losses, any claims or rights of action or rights to register Shares under applicable securities laws, any books or records of the Fund and other property owned by the Fund and any deferred or prepaid expenses shown as assets on the books of the Fund on the Closing Date provided for in paragraph 3.1.

     1.3 Immediately after delivery to each Fund of corresponding shares of beneficial interest, a duly authorized officer of the Company shall cause each Fund, as the sole shareholder of the corresponding Successor Fund, to (i) elect the trustees of the Trust; (ii) adopt investment limitations which are substantially identical to those of the Fund immediately prior to the Closing of the reorganization, including any changes thereto approved by the shareholders of the Fund at the meeting of shareholders to be held on January 28, 1999; and
(iii) approve the investment advisory agreement between the Trust and BlackRock Institutional Management Corporation.

     1.4 On the Closing Date, each Fund will distribute in liquidation the shares of beneficial interest of each class to each shareholder of record, determined as of the close of business on the Closing Date, of the corresponding class of the Fund pro rata in proportion to such shareholder's beneficial interest in that class and in exchange for that shareholder's Shares. Such distribution will be accomplished by the transfer of the shares of beneficial interest then credited to the account of each Fund on the records of the Trust to open accounts on those records in the names of such Fund shareholders and representing the respective pro rata number of each class of the shares of beneficial interest received from the Successor Funds which is due to such Fund shareholders. Fractional shares of beneficial interest shall be rounded to the third place after the decimal point.

     1.5 Ownership of the shares of beneficial interest by each Successor Fund shareholder shall be recorded separately on the books of PFPC Inc., as the Trust's transfer agent.

     1.6 Any transfer taxes payable upon the issuance of shares of beneficial interest in a name other than the registered holder of the Fund Shares on the books of any Fund shall be paid by the person to whom such shares of beneficial interest are to be distributed as a condition of such transfer.

     1.7 The legal existence of each Fund and the Company shall be terminated as promptly as reasonably practicable after the Closing Date. After the Closing Date, each Fund and the Company shall not conduct any business except in connection with its liquidation and termination.

2.  VALUATION

     2.1 The value of each Fund's assets to be acquired by the Trust on behalf of the corresponding Successor Fund hereunder shall be the net asset value computed as of the valuation time provided in the Fund's prospectus(es) on the Closing Date using the valuation procedures set forth in the Fund's current prospectus(es) and statements of additional information.

     2.2 The value of full and fractional shares of beneficial interest of each class to be issued in exchange for each Fund's assets shall be equal to the value of the net assets of the corresponding class of such Fund on the Closing Date, and the number of such shares of beneficial interest of each class shall equal the number of full and fractional Fund Shares outstanding on the Closing Date.

     2.3 All computations of value shall be made by PFPC Inc., as co-administrator for the Funds and the Trust.

3.  CLOSING AND CLOSING DATE

     3.1 The transfer of each Fund's assets in exchange for the assumption by the corresponding Successor Fund of the Fund's liabilities and the issuance of shares of beneficial interest to the Fund, as described above, together with related acts necessary to consummate such acts (the "Closing"), shall occur at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809 on January 31, 1999 ("Closing Date"), or at such other place or date as the parties may agree in writing.

     3.2 At the Closing each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4.  REPRESENTATIONS AND WARRANTIES

     4.1 The Company represents and warrants, on behalf of itself and each Fund, as follows:

          4.1.A. At the Closing Date, the Company, on behalf of the Funds, will have good and marketable title to the assets to be transferred to the Trust, on behalf of the Successor Funds, pursuant to paragraph 1.1, and will have full right, power and authority to sell, assign, transfer and deliver such assets hereunder. Upon delivery and in payment for such assets, the Trust on behalf of the Successor Funds will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act");

          4.1.B. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Company. This Agreement constitutes a valid and binding obligation of the Company and each Fund enforceable in accordance with its terms, subject to the approval of each Fund's shareholders;

          4.1.C. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Company, on behalf of the Funds, of the transactions contemplated herein, except such as shall have been obtained prior to the Closing Date; and

          4.1.D. The Company will file with the Securities and Exchange Commission ("SEC") proxy materials (the "Proxy Statement") complying in all material respects with the requirements of the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940 (the "1940 Act"), and applicable rules and regulations thereunder, relating to a meeting of its shareholders to be called to consider and act upon the transactions contemplated herein.

     4.2 The Trust represents and warrants, on behalf of itself and each Successor Fund, as follows:

          4.2.A. Shares of beneficial interest issued in connection with the transactions contemplated herein will be duly and validly issued and outstanding and fully paid and non-assessable by the Trust;

          4.2.B. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Trust, and this Agreement constitutes a valid and binding obligation of the Trust and each Successor Fund enforceable against the Trust and each Successor Fund in accordance with its terms;

          4.2.C. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Successor Funds of the transactions contemplated herein, except such as shall have been obtained prior to the Closing Date; and

          4.2.D. The Trust, on behalf of the Successor Funds, shall use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such state securities laws as it may deem appropriate in order to operate after the Closing Date.

5. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY, THE FUNDS, THE TRUST AND THE SUCCESSOR FUNDS

     The obligations of the Company, the Funds, the Trust and the Successor Funds are each subject to the conditions that on or before the Closing Date:

          5.1 This Agreement and the transactions contemplated herein shall have been approved by the trustees of the Company and the trustees of the Trust and by the requisite vote of the Company's shareholders in accordance with applicable law;

          5.2 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state securities authorities) deemed necessary by the Company or the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Company, the Funds, the Trust or the Successor Funds, provided that either party hereto may waive any of such conditions for itself or its respective series;

          5.3 The Company and the Trust shall have received on or before the Closing Date an opinion of Drinker Biddle & Reath LLP satisfactory to them, substantially to the effect that for federal income tax purposes:

             5.3.A. The acquisition of all of the assets of each Fund by its corresponding Successor Fund solely in exchange for the issuance of shares of beneficial interest to the Fund and the assumption by the Successor Fund of all of the liabilities of the Fund, followed by the distribution in liquidation by the Fund of such shares of beneficial interest to the Fund shareholders in exchange for their Fund Shares and the termination of the Fund, will constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and the Fund and the Successor Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

             5.3.B. No gain or loss will be recognized by any Fund upon (i) the transfer of all of its assets to its corresponding Successor Fund solely in exchange for the issuance of shares of beneficial interest to the Fund and the assumption by the Successor Fund of the Fund's liabilities and (ii) the distribution by the Fund of such shares of beneficial interest to the Fund shareholders;

             5.3.C. No gain or loss will be recognized by any Successor Fund upon its receipt of all of the corresponding Fund's assets solely in exchange for the issuance of the shares of beneficial interest to the Fund and the assumption by the Successor Fund of all of the liabilities of the Fund;

             5.3.D. The tax basis of the assets acquired by a Successor Fund from its corresponding Fund will be, in each instance, the same as the tax basis of those assets in the Fund's hands immediately prior to the transfer;

             5.3.E. The tax holding period of the assets of each Fund in the hands of its corresponding Successor Fund will, in each instance, include the Fund's tax holding period for those assets;

             5.3.F. Each Fund's shareholders will not recognize gain or loss upon the exchange of all of their Shares of the Fund solely for shares of beneficial interest as part of the transaction;

             5.3.G. The tax basis of the shares of beneficial interest received by Fund shareholders in the transaction will be, for each shareholder, the same as the tax basis of the Fund Shares surrendered in exchange therefor; and

             5.3.H. The tax holding period of the shares of beneficial interest received by Fund Shareholders will include, for each shareholder, the tax holding period for the Fund Shares surrendered in exchange therefor, provided that such Fund Shares were held as capital assets on the date of the exchange.

     The Company and the Trust each agree to make and provide representations with respect to the Funds and the Successor Funds, respectively, which are reasonably necessary to enable Drinker Biddle & Reath LLP to deliver an opinion substantially as set forth in this paragraph 5.3, which opinion may address such other federal income tax consequences, if any, that Drinker Biddle & Reath LLP believes to be material to the Reorganization.

6.  BROKERAGE FEES

     The Company and the Trust, on behalf of the Funds and the Successor Funds, each represent and warrant to the other that there are no broker's or finder's fees payable in connection with the transactions contemplated hereby.

7.  TERMINATION

     This Agreement may be terminated by the mutual agreement of the Company and the Trust, and the parties may abandon the reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of the Company, at any time prior to Closing, if circumstances should develop that, in the parties judgment, make proceeding with the Agreement inadvisable.

8.  AMENDMENT

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; provided, however, that following the approval of this Agreement by any Fund's shareholders, no such amendment may have the effect of changing the provisions for determining the number of shares of beneficial interest to be paid to that Fund's shareholders under this Agreement to the detriment of such Fund shareholders without their further approval. Without limiting the foregoing, in the event shareholder approval of this Agreement and the transactions contemplated herein is obtained with respect to one or more Funds but not with respect to other Funds, with the result that the transactions contemplated by this Agreement may be consummated with respect to one or more, but not all, of the Funds, the Board of Directors of the Company may, in the exercise of its sole and unilateral discretion, determine to either abandon this Agreement with respect to all of the Funds or direct that the transactions described herein be consummated to the degree the Board deems advisable and to the degree such transactions may be lawfully effected.

9.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; SURVIVAL; WAIVER

     9.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     9.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     9.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

     9.4 This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

     9.5 All persons dealing with the Company, the Funds, the Trust or the Successor Funds must look solely to the property of the Company, the Funds, the Trust or the Successor Funds, respectively, for the enforcement of any claims against the Company, the Funds, the Trust or the Successor Funds, as neither the directors, trustees, officers, agents nor shareholders of the Company or the Trust assume any personal liability for obligations entered into on behalf of the Company or the Trust respectively. No series of the Company or the Trust, or any class within a series, shall be responsible for any obligations assumed by or on behalf of any other series, or class within such series, of the Company or the Trust under this Agreement.

     9.6 The representations, warranties, covenants and agreements of the parties contained herein shall not survive the Closing Date, except for the provisions of Sections 1.7 and 9.8.

     9.7 The Company or the Trust, after consultation with their respective counsel and by consent of their respective Boards of Trustees, Executive Committees or an officer authorized by such Boards of Trustees, may waive any condition to their respective obligations hereunder if, in their or such officer's judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Company and the Trust.

     9.8 From and after the Closing Date, the Trust will assume and honor any obligation as provided for or permitted by applicable federal and state law in effect immediately prior to the Closing Date with respect to the indemnification of each person who is now, or has been at any time prior to the date hereof or who becomes prior to the Closing Date, a trustee or officer of the Company (for the purposes of this Section, the "Indemnified Parties") to the maximum extent available and permitted by applicable law or regulation against any and all losses in connection with or arising out of any claim which is based upon, arises out of or in any way relates to any actual or alleged act or omission occurring at or prior to the Closing Date, including any actions taken to approve and implement this Agreement and the transactions contemplated hereby, in the Indemnified Parties' capacities as trustee or officer (whether elected or appointed), of the Company. This Section 9.8 will be construed as an agreement as to which the Indemnified Parties are intended to be third-party beneficiaries.

10.  NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Company or the Trust, each at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809, Attention: President.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

                                          MUNICIPAL FUND FOR TEMPORARY
                                          INVESTMENT

                                          --------------------------------------
                                          Name:
                                          Title:

                                          PROVIDENT INSTITUTIONAL FUNDS

                                          --------------------------------------
                                          Name:
                                          Title:

                                                                      APPENDIX B


                               ADVISORY AGREEMENT

     AGREEMENT made as of January 31, 1999 between PROVIDENT INSTITUTIONAL FUNDS, a Delaware business trust (the "Trust"), and BLACKROCK INSTITUTIONAL MANAGEMENT CORPORATION, a Delaware corporation (the "Investment Adviser"), registered as an investment adviser under the Investment Advisers Act of 1940.

     WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act") and presently offers shares representing interests in ten separate investment portfolios; and

     WHEREAS, the Trust desires to retain the Investment Adviser to render investment advisory services to the Trust, and the Investment Adviser is willing to so render such services;

     NOW, THEREFORE, this Agreement

                                  WITNESSETH:

     In consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

     1.  APPOINTMENT.

          (a) The Trust hereby appoints the Investment Adviser to act as investment adviser to the following portfolios of the Trust: TempFund, TempCash, FedFund, T-Fund, Federal Trust Fund, Treasury Trust Fund, MuniFund, MuniCash, California Money Fund and New York Money Fund (each a "Portfolio," and collectively, the "Portfolios") for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

          (b) In the event that the Trust establishes one or more portfolios other than the Portfolios with respect to which it desires to retain the Investment Adviser to act as investment adviser hereunder, the Trust shall notify the Investment Adviser in writing. If the Investment Adviser is willing to render such services it shall notify the Trust in writing whereupon, subject to such shareholder approval as may be required pursuant to Paragraph 9 hereof, such portfolio shall become a Portfolio hereunder and the compensation payable by such new Portfolio to the Investment Adviser will be as agreed in writing at the time.

     2. MANAGEMENT. Subject to the supervision of the Board of Trustees of the Trust, the Investment Adviser will provide a continuous investment program for each of the Portfolios, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Portfolios. The Investment Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Trust for each of its Portfolios. The Investment Adviser will provide the services rendered by it hereunder in accordance with the investment objective and policies of each of the Portfolios as stated in their respective Prospectuses. The Investment Adviser further agrees that it:

          (a) will conform with all applicable Rules and Regulations of the Securities and Exchange Commission (herein called the "Rules"), and will in addition conduct its activities under this Agreement in accordance with all other applicable laws;

          (b) will maintain all books and records with respect to the securities transactions of the Portfolios, keep their respective books of account and will render to the Trust's Board of Trustees such periodic and special reports as the Board may request; and

          (c) will treat confidentiality and as proprietary information of the Trust all records and other information relative to the Trust and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

     3. SERVICES NOT EXCLUSIVE. The investment management services rendered by the Investment Adviser hereunder are not to be deemed exclusive, and the Investment Adviser shall be free to render similar services to others so long as its services under this Agreement are not impaired thereby.

     4. SUB-ADVISER. It is understood that the Investment Adviser may, if it deems it desirable, from time to time employ such person or persons as the Investment Adviser believes to be capable of assisting in the performance of its obligations under this Agreement (each a "Sub-Adviser") and to terminate the services of any such person; provided, however, that the compensation of such person or persons shall be paid by the Investment Adviser and that the Investment Adviser shall be as fully responsible to the Trust for the acts and omissions of any such person as it is for its own acts and omissions; and provided further, that the retention of any Sub-Adviser shall be approved by the trustees and shareholders to the extent required by the 1940 Act.

     5. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 of the Rules, the Investment Adviser hereby agrees that all records which it maintains for each Portfolio are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 the records required to be maintained by Rule 31a-1 of the Rules.

     6. EXPENSES. During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of (including brokerage commissions, if any) securities purchased for the Portfolios.

     In addition, if the expenses borne by any Portfolio in any fiscal year exceed the applicable expense limitations imposed by the securities regulations of any state in which the Shares are registered or qualified for sale to the public, the Investment Adviser shall reimburse such Portfolio for one-half of any excess up to the amount of the fees payable by the particular Portfolio to it during such fiscal year pursuant to Paragraph 7 hereof; provided, however, that notwithstanding the foregoing, the Investment Adviser shall reimburse such Portfolio for one-half of such excess expenses regardless of the amount of such fees payable to it during such fiscal year to the extent that the securities regulations of any state in which the Shares are registered or qualified for sale so require.

     7. COMPENSATION. For the services provided and the expenses assumed pursuant to this Agreement, the Trust, on behalf of each Portfolio, will pay the Investment Adviser and the Investment Adviser will accept as full compensation therefor a fee, computed daily and payable monthly, as described in the fee schedule attached as Appendix A. The fee attributable to each Portfolio shall be the several (and not joint or joint and several) obligation of each such Portfolio.

     8. LIMITATION OF LIABILITY OF THE INVESTMENT ADVISER. The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

     9. DURATION AND TERMINATION. This Agreement shall become effective with respect to a Portfolio upon approval of this Agreement by vote of a majority of the outstanding voting securities of such Portfolio and, unless sooner terminated as provided herein, shall continue with respect to such Portfolio until March 31, 2000. Thereafter, if not terminated, this Agreement shall continue with respect to a Portfolio for successive annual periods ending on March 31, provided such continuance is specifically approved at least annually
(a) by the vote of a majority of those members of the Board of Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of such Portfolio; provided, however, that this Agreement may be terminated with respect to a Portfolio by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of such Portfolio, on 60 days' written notice to the Investment Adviser, or by the Investment Adviser at any time, without payment of any penalty, on 90 days' written notice to the Trust. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person" and "assignment" shall have the same meaning as such terms have in the 1940 Act.)

     10. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought, and no amendment of this Agreement affecting a Portfolio shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of such Portfolio.

     11. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Delaware law.

     12. LIMITATION OF LIABILITY. Reference is hereby made to the Declaration of Trust which contains certain provisions limiting the liability of the Board of Trustees, shareholders, officers, employees and agents of the Trust. The obligations of the Trust created hereunder are not personally binding upon, nor shall resort be had to the property of, any of the Board of Trustees, shareholders, officers, employees or agents of the Trust. In addition, only the Trust property included in the Portfolio which incurs any liability shall be used to pay such liability.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

Attest:                                         PROVIDENT INSTITUTIONAL FUNDS

--------------------------------------------    --------------------------------------------
By:                                             By:
Title:                                          Title:

                                                BLACKROCK INSTITUTIONAL
Attest:                                         MANAGEMENT CORPORATION

--------------------------------------------    --------------------------------------------
By:                                             By:
Title:                                          Title:

                                                                      APPENDIX A

                                  FEE SCHEDULE


TEMPFUND.


     For the services provided and the expenses assumed pursuant to this Advisory Agreement with respect to TempFund, the Trust will pay the Investment Adviser from the assets of TempFund and the Investment Adviser will accept as full compensation therefor a fee, computed daily and payable monthly at the following annual rate: .175% of the first $1 billion of TempFund's average net assets, plus .15% of its next $1 billion of its average net assets, plus .125% of its next $1 billion of its average net assets, plus .1% of its next $1 billion of average net assets, plus .095% of its next $1 billion of average its average net assets, plus .09% of the next $1 billion of its average net assets, plus .08% of its next $1 billion of its average net assets, plus .075% of the next $1 billion of its average net assets, plus .07% of its average net assets over $8 billion. The fee will be reduced by one-half of the amount necessary to ensure that the ordinary operating expenses (excluding interest, taxes, brokerage, payments to Service Organizations pursuant to Servicing Agreements and extraordinary expenses) of TempFund do not exceed .45% of TempFund's average net assets for any fiscal year.


TEMPCASH AND MUNICASH.


     For the services provided and the expenses assumed pursuant to this Advisory Agreement with respect to TempCash and MuniCash, the Trust will pay the Investment Adviser from the assets belonging to either TempCash or MuniCash, as applicable, and the Investment Adviser will accept as full compensation therefor a fee, computed daily and payable monthly, at the following rate: .175% of the first $1 billion of such Portfolio's average net assets, plus .15% of its next $1 billion of average net assets, plus .125% of its next $1 billion of average net assets, plus .1% of its next $1 billion of average net assets, plus .095% of its next $1 billion of average net assets, plus .09% of its next $1 billion of average net assets, plus .085% of its next $1 billion of average net assets, plus .08% of its average net assets over $7 billion.


FEDFUND, T-FUND, FEDERAL TRUST FUND AND TREASURY TRUST FUND.


     For the services provided and the expenses assumed pursuant to the Advisory Agreement with respect to FedFund, T-Fund, Federal Trust Fund and Treasury Trust Fund, the Trust will pay the Investment Adviser from the assets belonging to FedFund, T-Fund, Federal Trust Fund and Treasury Trust Fund (in proportion to each such Portfolio's average net assets) and the Investment Adviser will accept as full compensation therefor a fee, computed daily and payable monthly, at the following annual rate: .175% of the first $1 billion of the combined average net assets of FedFund, T-Fund, Federal Trust Fund and Treasury Trust Fund; plus
 .150% of its next $1 billion of their combined average net assets, plus .125% of its next $1 billion of their combined average net assets, plus .100% of the next $1 billion of their combined average net assets, plus .095% of the next $1 billion of their combined average net assets, plus .090% of the next $1 billion of their combined average net assets, plus .085% of the next $1 billion of their combined average net assets, plus .080% of their combined average net assets over $7 billion. The fee will be reduced by one-half of the amount necessary to ensure that the ordinary operating expenses (excluding interest, taxes, brokerage, payments to Service Organizations pursuant to Servicing Agreements and extraordinary expenses) of FedFund, T-Fund, Federal Trust Fund and Treasury Trust Fund do not exceed .45% of each such Portfolio's average net assets for any fiscal year.


MUNIFUND.


     For the services provided and the expenses assumed pursuant to this Advisory Agreement with respect to MuniFund, the Trust will pay the Investment Adviser from the assets belonging to MuniFund and the Investment Adviser will accept as full compensation therefor a fee, computed daily and payable monthly, at the following annual rate: .175% of the first $1 billion of MuniFund's average net assets, plus .15% of its next $1 billion of average net assets, plus
 .125% of its next $1 billion of average net assets, plus .1% of its next $1 billion of average net assets, plus .095% of its next $1 billion of average net assets, plus .09% of its next

$1 billion of average net assets, plus .085% of its next $1 billion of average net assets, plus .08% of its average net assets over $7 billion. The fee will be reduced by one-half of the amount necessary to ensure that the ordinary operating expenses (excluding interest, taxes, brokerage, payments to Service Organizations pursuant to Servicing Agreements and extraordinary expenses) of MuniFund do not exceed .45% of MuniFund's average net assets for any fiscal year.


CALIFORNIA MONEY FUND AND NEW YORK MONEY FUND.


     For the services provided and the expenses assumed pursuant to this Advisory Agreement, California Money Fund and New York Money Fund, as applicable, will pay the Investment Adviser and the Investment Adviser will accept as full compensation therefor a fee, computed daily and payable monthly, at an annual rate of .20% of such Portfolio's average net assets.

                           VOTE THIS PROXY CARD TODAY!

                     MUNICIPAL FUND FOR TEMPORARY INVESTMENT
                         BELLEVUE PARK CORPORATE CENTER
                              400 BELLEVUE PARKWAY
                              WILMINGTON, DE 19809

MUNIFUND                                         SPECIAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF MUNICIPAL FUND FOR TEMPORARY INVESTMENT (THE "COMPANY") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS OF THE ABOVE-REFERENCED FUND OF THE COMPANY TO BE HELD ON JANUARY 28, 1999 AT 10:30 A.M. (EASTERN TIME) IN THE FOURTH FLOOR CONFERENCE ROOM, BELLEVUE PARK CORPORATE CENTER, 400 BELLEVUE PARKWAY, WILMINGTON, DE 19809.

The undersigned hereby appoints Lisa M. Buono and Thomas H. Nevin and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-referenced Special Meeting of Shareholders, and at all adjournments thereof, all shares of beneficial interest of the Fund held of record by the undersigned on the record date for the Special Meeting, upon the following matters, and at their discretion upon any other matter which may properly come before the Special Meeting.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS.

1.      Election of Trustees

/ /                                          / /
FOR ALL NOMINEES LISTED BELOW (EXCEPT        WITHHOLD AUTHORITY TO VOTE
AS MARKED TO THE CONTRARY BELOW).            FOR ALL NOMINEES LISTED BELOW.

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

G. Nicholas Beckwith, III, Jerrold B. Harris, Rodney D. Johnson, Joseph P. Platt, Jr., Robert C. Robb, Jr., Kenneth L. Urish, Frederick M. Winter

                                                             FOR AGAINST ABSTAIN

2.       To ratify the selection of KPMG Peat Marwick        / /    / /    / /
         LLP as the Company's independent accountants for its fiscal year ending November 30, 1999.

3.       To approve an Agreement and Plan of                 / /    / /    / /
         Reorganization pursuant to which the Fund will be reorganized as a separate series of Provident Institutional Funds, a Delaware business trust.

4.       To approve changes to the following                  / /    / /    / /
         fundamental investment limitations of the
         Fund:

         a)       limitation on borrowing and senior
                  securities;

         b)       limitation on underwriting
                  activities;

         c)       limitation on real estate related
                  transactions;

         d)       limitation on investment in
                  commodities; and

         e)       limitation on loans.

5.       To approve a change in the following                 / /    / /    / /
         fundamental investment limitations to make such limitations non-fundamental:

         a)       limitation on eligible investments;

         b)       limitation on acquiring the
                  securities of other investment
                  companies;

         c)       limitation on purchasing securities
                  on margin, making short sales or
                  maintaining a short position;

         d)       limitation on purchasing industrial
                  revenue bonds; and

         e)       limitation on purchasing securities
                  with legal or contractual
                  restrictions on resale.

6.       To approve a new fundamental investment              / /    / /    / /
         limitation to permit the Fund to invest
         substantially all of its assets in another open-end investment company.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE COMPANY AND THE PROXY STATEMENT DATED DECEMBER 11, 1998.


                                    PLEASE MARK, SIGN, DATE AND RETURN THIS
                                    PROXY CARD PROMPTLY IN THE ENCLOSED
                                    POSTAGE-PAID ENVELOPE.

                                    --------------------------------------------


                                    --------------------------------------------
                                      Signature(s), (Title(s), if applicable)

                                    Please sign above exactly as name(s)
                                    appear(s) hereon. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized officer. Each joint owner should sign personally. When signing as a fiduciary, please give full title as such.

                                    DATE:____________________, 199__

                           VOTE THIS PROXY CARD TODAY!

                     MUNICIPAL FUND FOR TEMPORARY INVESTMENT
                         BELLEVUE PARK CORPORATE CENTER
                              400 BELLEVUE PARKWAY
                              WILMINGTON, DE 19809

MUNICASH                                         SPECIAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF MUNICIPAL FUND FOR TEMPORARY INVESTMENT (THE "COMPANY") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS OF THE ABOVE-REFERENCED FUND OF THE COMPANY TO BE HELD ON JANUARY 28, 1999 AT 10:30 A.M. (EASTERN TIME) IN THE FOURTH FLOOR CONFERENCE ROOM, BELLEVUE PARK CORPORATE CENTER, 400 BELLEVUE PARKWAY, WILMINGTON, DE 19809.

The undersigned hereby appoints Lisa M. Buono and Thomas H. Nevin and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-referenced Special Meeting of Shareholders, and at all adjournments thereof, all shares of beneficial interest of the Fund held of record by the undersigned on the record date for the Special Meeting, upon the following matters, and at their discretion upon any other matter which may properly come before the Special Meeting.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS.

1.      Election of Trustees

/ /                                          / /
FOR ALL NOMINEES LISTED BELOW (EXCEPT        WITHHOLD AUTHORITY TO VOTE
AS MARKED TO THE CONTRARY BELOW).            FOR ALL NOMINEES LISTED BELOW.

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

G. Nicholas Beckwith, III, Jerrold B. Harris, Rodney D. Johnson, Joseph P. Platt, Jr., Robert C. Robb, Jr., Kenneth L. Urish, Frederick M. Winter

                                                             FOR AGAINST ABSTAIN

2.       To ratify the selection of KPMG Peat Marwick         / /    / /    / /
         LLP as the Company's independent accountants for its fiscal year ending November 30, 1999.

3.       To approve an Agreement and Plan of                  / /    / /    / /
         Reorganization pursuant to which the Fund will be reorganized as a separate series of Provident Institutional Funds, a Delaware business trust.

4.       To approve changes to the following                  / /    / /    / /
         fundamental investment limitations of the
         Fund:

         a)       limitation on borrowing and senior
                  securities;

         b)       limitation on underwriting
                  activities;

         c)       limitation on real estate related
                  transactions;

         d)       limitation on investment in
                  commodities; and

         e)       limitation on loans.

5.       To approve a change in the following                 / /    / /    / /
         fundamental investment limitations to make such limitations non-fundamental:

         a)       limitation on eligible investments;

         b)       limitation on acquiring the
                  securities of other investment
                  companies;

         c)       limitation on purchasing securities
                  on margin, making short sales or
                  maintaining a short position;

         d)       limitation on purchasing industrial
                  revenue bonds; and

         e)       limitation on purchasing securities
                  with legal or contractual
                  restrictions on resale.

6.       To approve a new fundamental investment              / /    / /    / /
         limitation to permit the Fund to invest
         substantially all of its assets in another open-end investment company.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE COMPANY AND THE PROXY STATEMENT DATED DECEMBER 11, 1998.


                                    PLEASE MARK, SIGN, DATE AND RETURN THIS
                                    PROXY CARD PROMPTLY IN THE ENCLOSED
                                    POSTAGE-PAID ENVELOPE.

                                    --------------------------------------------

                                    --------------------------------------------
                                       Signature(s), (Title(s), if applicable)

                                    Please sign above exactly as name(s)
                                    appear(s) hereon. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized officer. Each joint owner should sign personally. When signing as a fiduciary, please give full title as such.

                                    DATE:____________________, 199__